As filed with the Securities and Exchange Commission on December 1, 2008

1933 Act File No. 33-37971
1940 Act File No. 811-6223

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No:	[ ]
Post-Effective Amendment No: 26	[X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]

Amendment No: 27

LEGG MASON TAX-FREE INCOME FUND

(Exact Name of Registrant as Specified in Charter)

100 Light Street
Baltimore, Maryland 21202
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (410) 539-0000

Copies to:

RICHARD M. WACHTERMAN, ESQ. Legg Mason & Co., LLC 100 Light Street Baltimore, Maryland 21202 (Name and address of agent for service)	ARTHUR C. DELIBERT, ESQ. K&L GATES LLP 1601 K Street, N.W. Washington, D.C. 20006-1600

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485(b)
[ ]	on, 2008, pursuant to Rule 485(b)
[ ]	60 days after filing pursuant to Rule 485(a)(i)
[ X ]	on February 1, 2009, pursuant to Rule 485(a)(i)
[ ]	75 days after filing pursuant to Rule 485(a)(ii)
[ ]	on, pursuant to Rule 485(a)(ii)

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Legg Mason Tax-Free Income Fund

Contents of Registration Statement

This registration statement consists of the following papers and documents.

Cover Sheet

Contents of Registration Statement

Legg Mason Maryland Tax-Free Income Trust
Part A - Class A, Class C, Financial Intermediary Class, and Institutional Class Prospectus

Legg Mason Maryland Tax-Free Income Trust
Part B - Statement of Additional Information
Class A, Class C, Financial Intermediary Class, and Institutional Class Shares

Part C - Other Information

Signature Page

Exhibits

LEGG MASON MARYLAND TAX-FREE INCOME TRUST

PROSPECTUS
FEBRUARY 1, 2009

CLASS A
CLASS C
FINANCIAL INTERMEDIARY CLASS
INSTITUTIONAL CLASS

[LOGO]

The shares offered by this Prospectus are subject to various fees and expenses, which may include distribution and service (12b-1) fees. See “Fees and Expenses of the Fund” on page 8 and “Distribution Plan” on page 10.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

The fund listed in this Prospectus is not available for purchase in every state. Please consult your Financial Adviser or the fund concerning the availability of this fund.

TABLE OF CONTENTS

About the fund:

1	Investment objective and policies

3	Principal risks

6	Performance

8	Fees and expenses of the fund

10	Distribution plan and other compensation to dealers

12	Management

About your investment:

13	Shareholder eligibility

14	How to invest

17	How to redeem your shares

19	Account policies

23	Services for investors

25	Distributions and taxes

27	Portfolio holdings disclosure policy

28	Financial highlights

Legg Mason Tax-Free Income Fund

[icon]     INVESTMENT OBJECTIVE AND POLICIES

Legg Mason Maryland Tax-Free Income Trust (“Maryland Tax-Free” or the “fund”), a series of Legg Mason Tax-Free Income Fund (“Tax-Free Income Fund”), offers four classes of shares: Class A, Class C, Financial Intermediary Class and Institutional Class. Each share class represents an investment in the same portfolio of securities but is subject to different expenses, different distribution and shareholder servicing arrangements and different eligibility requirements for investing. (See “Fees and Expenses of the Fund” beginning on page 8 and “Shareholder Eligibility” beginning on page 14.)

LEGG MASON MARYLAND TAX-FREE INCOME TRUST

Investment Objective: A high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.

Principal Investment Strategies:

The fund invests primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal and Maryland state and local income taxes. Securities considered for investment must be investment grade. Investment grade securities are those rated within the four highest grades by Moody's Investors Service, Inc. (“Moody’s”), Standard & Poor's, a division of the McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”) or, if unrated, deemed by the adviser to be of comparable quality. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

Under normal circumstances, the fund will invest at least 80% of its net assets in municipal obligations, the interest of which is exempt from Maryland state and local taxes and is not considered a tax preference item for the purpose of the alternative minimum tax. This is a fundamental policy of the fund, which may be changed only by a vote of fund shareholders.

The fund may invest in securities of any maturity. The adviser anticipates that the dollar-weighted average maturity for the fund will be in the long-intermediate to long-term range (generally from 7 to 20 years) although, at times, depending on the adviser’s market outlook, the average maturity may be somewhat longer or shorter than this. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into the adviser's outlook.

Duration is a measure of a bond or fixed-income portfolio’s sensitivity to changes in interest rates. Unlike maturity, which considers only the date on which the final repayment of principal will be made, duration takes account of interim payments made during the life of the security. During periods of falling interest rates a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates rise, a portfolio with a shorter duration will generally outperform longer duration portfolios.

The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered.

Securities may be sold because their credit fundamentals have changed or in order to buy a security that the adviser believes will produce greater risk-adjusted returns.

For temporary defensive purposes, when, in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its net assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item and/or is subject to Maryland state and local income taxes. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

*****

The fund’s investment objective and investment policies are non-fundamental and may be changed by the Tax-Free Income Fund’s Board of Trustees (“Board of Trustees”) without shareholder approval.

[icon]     PRINCIPAL RISKS

In General:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest Rate Risk:

Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by the fund’s fixed-income investments may decline due to a decrease in market interest rates and the market prices of the fund’s fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions generally reduce the effect of market interest rates on the value of the security, but mean that declines in market interest rates are reflected more quickly in the fund’s holdings than they would be if the fund held fixed rate securities. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Risk of Changes in Economic Conditions or Governmental Policies:

Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the fund.

Sector Focus and Issuer Non-Diversification:

The fund may focus a significant portion of its investments in a single sector of the municipal securities market. In doing so, the fund is more susceptible to factors adversely affecting that sector than would a fund not following this practice.

The fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940, as amended. When a fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the performance of the fund is likely to be more volatile and the value of its shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

The fund may invest in securities issued by hospitals and other healthcare providers. The hospital industry throughout the nation has been subjected to pressure to reduce expenses and to limit lengths of stay. That pressure may adversely affect the financial health of some hospitals.

Credit Risk:

Debt securities are subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

The fund may invest a significant portion of assets in securities that are not general obligations of a state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state’s general obligations.

The fund may invest in bonds that are issued by or on behalf of public authorities to finance privately operated facilities. Payment of principal and interest on these bonds depends on the stream of revenue from the facility or the credit standing of the private operator; they are not supported by the taxing power of the public authority that issued them. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facilities. Accordingly, there is a risk of default by the issuer.

Call Risk:

Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Other Principal Risks:

Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may impact the financing of some issuers of municipal securities. Some states and localities at times experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Some local jurisdictions have invested heavily in derivative instruments and may now hold portfolios of uncertain valuation. Congress periodically considers restructuring the federal income tax system. These developments could reduce the value of all municipal securities or the securities of particular issuers or reduce the attractiveness of investing in municipal instruments as compared to taxable instruments. Moreover, each of these factors may affect the ability of an issuer of municipal securities to meet its obligations.

[icon]     PERFORMANCE

The information below provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns for various periods compare with those of a broad measure of market performance. The bar chart and the quarter return information show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Annual returns assume reinvestment of all distributions, if any. Historical performance of the fund, whether before or after taxes, does not necessarily indicate what will happen in the future. The fund’s yield is its net income over a recent 30-day period, expressed as an annualized rate of return. For the fund’s current yield, call Legg Mason Funds Investor Services, toll-free 1-800-822-5544.

Class A Shares*

Year-by-year total return as of December 31 of each year (before taxes) %

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
(3.35)	11.46	4.30	8.34	5.01	4.12	2.65	3.96	2.63

*

On February 1, 2009, Primary Class shares were renamed Class A shares. In addition, on February 1, 2009, the class lowered its 12b-1 fee and began to charge an initial sales charge on sales made on and after that date.

During the past ten calendar years:

	Quarter Ended	Total Return
Best quarter:	December 31, 2000	4.68%
Worst quarter:		___%

Average Annual Total Returns

The table below shows the fund’s average annual total returns before and after taxes. The table also shows returns for the Lehman Brothers Municipal Bond Index, a total return performance benchmark for the long-term investment grade tax-exempt bond market. Unlike the bar chart, the performance table reflects the impact of the maximum sales charge (load) applicable to Class A, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period.

For periods ended December 31, 2008:

Maryland Tax-Free (a)	1 Year	5 Years	10 Years
Class A Shares (b) - Return Before Taxes Return After Taxes on Distributions (c) Return After Taxes on Distributions and Sale of Fund Shares (c)	___% ___% ___%	___% ___% ___%	___% ___% ___%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	___%	___%	___%

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund’s returns before taxes, and the return after taxes on distributions, because the loss generates a tax benefit that is factored into the result.

(a)

Institutional Class shares of the fund began operations on July 30, 2008. Class C and Financial Intermediary Class share of the fund had not yet commenced operations as of the date of this Prospectus. As such, the classes do not have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Class C, Financial Intermediary Class and Institutional Class shares would differ from those of Class A shares only to the extent that they would pay higher or lower expenses depending on the class, and therefore would generally be expected to have lower or higher returns, respectively, than Class A shares.

(b)

On February 1, 2009, Primary Class shares were renamed Class A shares. In addition, on February 1, 2009, the class’ distribution and service (12b-1) fee was lowered and the class began to charge an initial sales charge on sales made on and after that date. The average annual returns for Class A shares shown in the table have been calculated as if the current maximum initial sales charge had been in effect for the entire period, but have not been changed retroactively to reflect the lower 12b-1 fee. Future performance may be affected by the decrease in the 12b-1 fee.

(c)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

[icon]     FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Financial Intermediary Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25% (a)	None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None (b)	1.00% (c)	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

	Class A Shares	Class C Shares	Financial Intermediary Class Shares	Institutional Class Shares
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.15% (d)	0.70%	0.25% (e)	None
Other Expenses	0.16%	0.16% (f)	0.16% (f)	0.16%
Total Annual Fund Operating Expenses (g)	0.86%	1.41%	0.96%	0.71%

(a)	The initial sales charge is reduced for purchases of $100,000 or more in net asset value and eliminated for purchases of $1 million or more in net asset value.
(b)	A contingent deferred sales charge of 1.00% applies on certain redemptions made within 12 months following purchases of $1 million or more made without an initial sales charge.
(c)	The contingent deferred sales charge of 1.00% is eliminated one year after purchase.
(d)	Prior to February 1, 2009, Class A (formerly Primary Class) paid a 12b-1 fee of 0.25% of the class’s average net assets.
(e)

The 12b-1 fee shown in the table reflects the amount at which the Board of Trustees has currently limited payments under the fund’s Financial Intermediary Class Distribution Plan. Pursuant to the Distribution Plan, the Trustees may authorize payment of up to 0.40% of the fund’s Financial Intermediary Class shares average net assets without shareholder approval.

(f)	“Other Expenses” are projected for the current fiscal year.
(g)

The manager currently intends to voluntarily waive fees or reimburse expenses so that Class A, Class C, Financial Intermediary Class and Institutional Class operating expenses (exclusive of taxes, interest, brokerage, and extraordinary expenses) do not exceed an annual rate of 0.70%, 1.25%, 0.80% and 0.45% of the fund’s average daily net assets attributable to Class A, Class C, Financial Intermediary Class and Institutional Class shares, respectively. These voluntary waivers are currently expected to continue until August 1, 2009, but may be terminated at any time.

Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above (not including the effect of the voluntary fee waivers for the specified period), and (3) you reinvest all dividends and other distributions, which you can do without a sales charge.

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period) (a)	$___	$___	$___	$___
Class C (redemption at end of period) (b)	$___	$___	$___	$___
Class C (no redemption at end of period)	$___	$___	$___	$___
Financial Intermediary Class (with or without redemption at end of period)	$___	$___	$___	$___
Institutional Class (with or without redemption at end of period)	$___	$___	$___	$___

(a)	Reflects the maximum initial sales charge in the first year and assumes the contingent deferred sales charge will not apply.
(b)	Reflects a contingent deferred sales charge in the first year.

[icon]     DISTRIBUTION PLAN AND OTHER COMPENSATION TO DEALERS

Distributor of the Fund’s Shares:

Legg Mason Investor Services, LLC (“LMIS”), 100 Light Street, Baltimore, Maryland 21202, distributes the fund’s shares.

The fund has adopted plans under Rule 12b-1 with respect to its Class A, Class C and Financial Intermediary Class shares that allows it to pay fees for the sale of its shares and for services provided to the shareholders of that particular class. These fees are calculated daily and paid monthly.

For Class A shares under the plan, the fund is authorized to pay LMIS an annual service fee in an amount up to 0.15% of the fund’s average daily net assets attributable to Class A shares.

For Class C shares under the plan, the fund is authorized to pay LMIS an annual distribution fee equal to 0.45%, and an annual service fee equal to 0.25%, of the fund’s average daily net assets attributable to Class C shares.

For Financial Intermediary Class shares, under the plan, the fund is authorized to pay LMIS an annual distribution fee in an amount up to 0.25%, and an annual service fee equal to 0.15%, of the fund’s average daily net assets attributable to Financial Intermediary Class shares. The Board of Trustees has currently approved an annual distribution fee equal to 0.10% and an annual service fee equal to 0.15% of the fund’s average daily net assets attributable to Financial Intermediary Class shares under the plan.

Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Compensation to Dealers:

LMIS may enter into agreements with other brokers to sell Class A and Class C shares of the fund. LMIS pays these brokers up to 100% of the distribution and service fee that it receives from the fund for those sales and for services to the investors who hold the shares. LMIS may also enter into agreements with and make payments to brokers or other entities that support the distribution of fund shares or are engaged in the servicing or maintenance of shareholder accounts including, but not limited to, providing sub-accounting and recordkeeping services.

In addition, LMIS, the adviser and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include LMIS and affiliates of the adviser, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments may be substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the adviser, LMIS and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

[icon]     MANAGEMENT

Manager and Adviser:

Legg Mason Fund Adviser, Inc. (“LMFA”), 100 Light Street, Baltimore, Maryland 21202, is the fund’s manager. As manager, LMFA is responsible for the non-investment affairs of the fund, providing office space and administrative staff for the fund and directing all matters related to the operation of the fund. LMFA has been registered as an investment adviser since 1982.

LMFA has entered into a sub-advisory agreement with Legg Mason Investment Counsel, LLC (“LMIC”), 100 Light Street, Baltimore, Maryland 21202, to provide investment advisory services to the fund. As investment adviser, LMIC provides investment management services to the fund, including making investment decisions and placing orders to buy, sell or hold particular securities. LMIC acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $6.5 billion as of September 30, 2008. LMFA, not the fund, pays LMIC for providing advisory services to the fund.

A discussion regarding the basis for the Board of Trustees’ approval of the continuation of the investment management agreement with LMFA and the sub-advisory agreement with LMIC is available in the fund’s annual report to shareholders for the period ending March 31, 2008.

For its services during the fiscal year ended March 31, 2008, the fund paid LMFA 0.30% of its average daily net assets (net of any fee waivers and/or reimbursements).

For its services during the fiscal year ended March 31, 2008, LMFA paid LMIC a fee equal to 0.27% of the fund’s average daily net assets (net of any waivers).

LMIS, LMFA and LMIC are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”), a financial services holding company.

Portfolio Management:

R. Scott Pierce, CFA, is portfolio manager of the fund and has had primary responsibility for the day-to-day management of the fund since April 2007. From August 2001 to March 2007, Mr. Pierce co-managed the fund. Prior to joining Legg Mason in 1994, Mr. Pierce worked at T. Rowe Price Associates, Inc.

The fund’s Statement of Additional Information (“SAI”) provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

[icon]     SHAREHOLDER ELIGIBILITY

The fund generally will accept an application to establish a new account only if the beneficial owner has a U.S. address or, subject to the requirements of local law, is a U.S. citizen with a foreign address. Existing non-U.S. investors in the fund will not be permitted to establish new accounts to purchase fund shares, but will continue to be able to purchase shares in the fund through their existing accounts.

Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions beginning on page 16 for Class A and Class C or the instructions beginning on page 18 for Financial Intermediary and Institutional Class.

You can buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund (“Financial Adviser”). You can also buy shares directly from the fund.

The fund reserves the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the fund may waive the minimum initial investment requirements in its sole discretion.

Class A and Class C Shares

When choosing whether to buy Class A or Class C shares, you should consider:

•     How much you plan to invest

•     How long you expect to own the shares

•     The expenses paid by each class detailed in the “Fees and Expenses of the Fund” section of this
  Prospectus

•     Whether you qualify for any reduction or waiver of sales charges

If you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares. However, if you intend to invest for only a few years, Class C shares might be more appropriate because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

For questions regarding your eligibility to invest in Class A or Class C shares, contact your Financial Adviser or LMIS’ Funds Investor Services Division (“FIS”) at 1-800-822-5544.

Class A and Class C Shares
Retail Account – Initial Investment Minimum (per fund) Subsequent Minimum Investments (per fund)	$1,000 $50
IRA Account – Initial Investment Minimum (per fund) Subsequent Minimum Investments (per fund)	$250 $50
Minimum Account Size (per fund)	$500

Institutional Class and Financial Intermediary Class Shares

For questions regarding your eligibility to invest in Institutional Class or Financial Intermediary Class shares, call 1-888-425-6432 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes.

The following classes of investors may purchase Institutional Class shares:

•

Institutional investors who make an initial investment of at least $1 million in a fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

•

Investors who invest in the funds through financial intermediaries that offer their clients Institutional Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

•

The following persons are eligible to purchase Institutional Class shares of the fund: 1) Current employees of the funds’ manager and its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

The following classes of investors may purchase Financial Intermediary Class shares:

•

Institutional investors who make an initial investment of at least $1 million in a fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

•

Investors who invest in the funds through financial intermediaries that offer their clients Financial Intermediary Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

[icon]     HOW TO INVEST

Shareholder Accounts

You have the following options for holding fund shares.

1.

You may hold fund shares in a securities brokerage account with a firm that has an agreement with LMIS with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.

2.

You may hold fund shares directly with the fund, through its transfer agent. There are no additional fees to you for holding your shares directly with the fund in this manner. You will receive confirmations of transactions from the fund’s transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the fund’s transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the fund at 800-822-5544 (Class A and Class C) or 888-425-6432 (Financial Intermediary Class and Institutional Class) regarding holding fund shares directly with the fund.

Class	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/or Service Fees
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets
Financial Intermediary Class	• No initial or contingent deferred sales charge • Only offered to institutional investors and clients of financial intermediaries	None	None	Up to 0.40% of average daily net assets, currently limited to 0.25% of average daily net assets
Institutional Class	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors and clients of financial intermediaries • Generally lower expenses than the other classes	None	None	None

Purchasing Class A Shares

Prior to opening an account you should consult the section “Shareholder Eligibility” on page 11, which outlines share class eligibility requirements as well as initial and subsequent investment minimums.

You can open an account by contacting your Financial Adviser. To open an account directly with the fund call 1-800-822-5544 or visit www.leggmason.com/individualinvestors for an account application.

Certain investment methods may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Contact your Financial Adviser or the fund with any questions regarding your investment options.

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the aggregate size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of compensation that will be paid out of the sales charge to your Financial Adviser if you buy shares from one (“broker dealer commission”). Financial Advisers will also receive a service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.  For Class A shares sold directly by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more(1)	0	0	up to 1.00

(1)

LMIS may pay a commission of up to 1.00% to a Financial Adviser for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Financial Adviser will also receive an annual service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, LMIS will retain this fee. Where the Financial Adviser does not receive the payment of this commission from LMIS, the Financial Adviser will instead receive the annual service fee starting immediately after purchase. Please contact your Financial Adviser for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

If you own Class A Shares of the Fund that were purchased prior to January 31, 2009, you will not be charged a contingent deferred sales charge.

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

To have your Class A contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Financial Adviser or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Funds that are eligible to be aggregated with your purchases. If you or your Financial Adviser does not inform the fund that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. Certain records, such as account statements of all relevant accounts in the fund family, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other classes of shares of Legg Mason Funds that are owned by:

•	you; or
•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

If you hold shares of Legg Mason Funds in accounts at two or more Financial Advisers, please contact your Financial Advisers to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge. Consult the SAI for additional information.

Letter of Intent – allows you to purchase Class A shares of Legg Mason Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Fund shares that are purchased during the 13-month period by

•	you; or
•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Funds in accounts at two or more Financial Advisers, please contact your Financial Advisers to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account and the proceeds will be used to pay the sales charges.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Financial Advisers having dealer, service or other selling agreements with the fund’s distributor
•	Investors who redeemed at least the same amount of Class A shares of a Legg Mason Fund in the past 60 days, if the investor’s Financial Adviser is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries
•	Investors investing through certain Retirement Plans.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Financial Adviser or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn more about waivers or reductions of Class A initial sales charges, contact your Financial Adviser or the fund, consult the SAI or access the Legg Mason Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Purchasing Class C Shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Financial Advisers selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Financial Advisers until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Financial Advisers will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another Legg Mason Fund
•	On shares representing reinvested distributions and dividends
•	On shares no longer subject to the contingent deferred sales charge.

To have your Class C contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver.

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Financial Adviser or the fund for additional information.

The fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Financial Adviser.

Contingent deferred sales charge waivers

The contingent deferred sales charge for Class C will generally be waived:

•	On payments made through certain systematic withdrawal plans
•	For involuntary redemptions of small account balances
•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Financial Adviser or the fund, consult the SAI or access the Legg Mason Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

CLASS A AND CLASS C SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the fund.

Through Your Financial Adviser

Your Financial Adviser can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Financial Adviser may be subject to transaction fees or other purchase conditions as set by your Financial Adviser. Your Financial Adviser may have different minimum investment requirements for investments in Class A and Class C shares than the minimum investment requirements described in this Prospectus. You should consult your Financial Adviser's program literature for further information.

Directly With The Fund
Mail	Mail your check, payable to Legg Mason Funds, to the following address with either an Additional Purchase Form or a note indicating the fund you want to buy and your fund account number:
Legg Mason Funds c/o Boston Financial Data Services P.O. Box 55214 Boston, MA 02205-8504
Telephone or Wire	Call the fund at 1-800-822-5544 to arrange with your bank to transfer money directly from your checking or savings account. Wire transfers may be subject to a service charge by your bank.
Internet or TeleFund	Visit www.leggmason.com/individualinvestors or call TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).
Future First® Systematic Investment Plan

Contact the fund to enroll in Legg Mason’s Future First? Systematic Investment Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. The transfer agent will transfer money directly from your checking or savings account or another Legg Mason Fund to purchase fund shares.

The fund must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested plus any applicable sales charge and name of the fund) before the close of regular trading on the New York Stock Exchange (“Exchange”), normally 4:00 p.m., Eastern time, to receive that day’s price. Orders received after the close of the Exchange will be processed at the fund’s net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by your Financial Adviser before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the Financial Adviser. Certain Financial Advisers may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Financial Adviser could be held liable for resulting fees or losses. If you invest in the fund through a Financial Adviser, it is your Financial Adviser’s responsibility to transmit your order to the fund in a timely manner. If you purchase shares directly from the fund, your payment must accompany your order.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

When you purchase shares directly from the fund and have not identified a broker-dealer that has an agreement to distribute the fund, your order will be placed through LMIS, the fund’s distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the class of shares which you own. For more information regarding 12b-1 fees see “Distribution Plan” above.

Purchasing Financial Intermediary Class and Institutional Class Shares

To obtain an application, please call 1-888-425-6432.

If you invest through a financial intermediary, note that you may purchase shares only in accordance with your financial intermediary’s instructions and limitations. Your financial intermediary may have different minimum investment requirements for investments in Financial Intermediary Class and Institutional Class shares than the minimum investment requirements described in this Prospectus.

FINANCIAL INTERMEDIARY CLASS AND INSTITUTIONAL CLASS SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the fund.

Directly With The Fund
Wire Transfers

Wire federal funds to State Street Bank and Trust Company, the fund’s custodian. Before wiring federal funds, you must first telephone the fund at 1-888-425-6432 to receive instructions for wire transfer. Please note that the following information will be required when calling: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

State Street Bank and Trust Company ABA #011-000-028 DDA #99046096 Legg Mason [Insert name of fund and class of shares] [Insert account name and number]
The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.
Contributions of Eligible Securities

Shares may be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the fund’s adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund. Investors who wish to purchase fund shares through the contribution of securities should contact the fund at 1-888-425-6432 for instructions.

Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the fund, has full discretion to accept or reject any appropriate securities offered as payment for shares. Securities will not be accepted in payment of fund shares from persons who are affiliated with the fund’s adviser or the fund.

Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See “Calculation of Net Asset Value” below.)

Through Your Financial Intermediary

Your financial intermediary can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your financial intermediary may be subject to transaction fees or other purchase conditions as set by your financial intermediary. You should consult its program literature for further information.

The fund must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day’s price. Orders received after the close of the Exchange will be processed at the fund’s net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the financial intermediary. Certain financial intermediaries may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the financial intermediary could be held liable for resulting fees or losses. If you invest in the fund through a financial intermediary, it is your financial intermediary’s responsibility to transmit your order to the fund in a timely manner. If you purchase shares directly from the fund, your payment must accompany your order.

Any shares purchased or received as a distribution will be credited directly to the investor’s account.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

Account Registration Changes:

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Signature guarantees may be required. (See “ACCOUNT POLICIES - Signature Guarantee” below.) All correspondence must include the account number and must be sent to:

Legg Mason Investor Services – Institutional
c/o Boston Financial Data Services
P.O. Box 8037

Boston, Massachusetts 02206-8037

[icon] HOW TO REDEEM YOUR SHARES

CLASS A AND CLASS C SHAREHOLDERS

You can redeem your shares through any of the following methods. Redemptions are subject to contingent deferred sales charges described in “How to Invest” above.

Through Your Financial Adviser

Your Financial Adviser can redeem shares of the fund on your behalf. Redemptions made through your Financial Adviser may be subject to transaction fees or other conditions as set by your Financial Adviser. You should consult your Financial Adviser's program literature for further information.

Directly With The Fund

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians. Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the fund has your bank account information on file.

Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. (See “ACCOUNT POLICIES - Signature Guarantee.”)

Telephone

Call the fund at 1-800-822-5544 to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.

Internet or TeleFund	Redeem shares through the Internet at www.leggmason.com/individualinvestors or through TeleFund at 1-877-6-LMFUNDS (1-877-656-3863).
Mail

Send a letter to the fund requesting redemption of your shares to:

Legg Mason Funds
c/o Boston Financial Data Services
P.O. Box 55214
Boston, MA 02205-8504

The letter should be signed by each owner of the account exactly as the account is registered.

The fund must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day’s price. However, orders received by your Financial Adviser by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by your Financial Adviser. If you hold your shares through a Financial Adviser, it is your Financial Adviser’s responsibility to transmit your order to the fund in a timely manner.

FINANCIAL INTERMEDIARY CLASS AND INSTITUTIONAL CLASS SHAREHOLDERS

You can redeem your shares through any of the following methods.

Directly With The Fund

If your account is held directly with the fund, redemptions may be initiated by telephone by calling the fund at 1-888-425-6432, but must be confirmed in writing prior to processing.

All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor’s shareholder account number; 2) the investor’s name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact the fund for further details); and 4) the name, address, and account number to which the redemption payment should be sent.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund). Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Mail	Send a letter to the fund requesting redemption of your shares to: Legg Mason Investor Services – Institutional, c/o Boston Financial Data Services, P.O. Box 8037, Boston, Massachusetts 02206-8037.
Fax	Fax a request for redemption to the fund at 781-796-3326.

Through Your Financial Intermediary

Your financial intermediary can redeem shares of the fund on your behalf. Redemptions made through your financial intermediary may be subject to transaction fees or other conditions as set by your financial intermediary. You should consult its program literature for further information.

The fund must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day’s price. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the financial intermediary. If you invest in the fund through a financial intermediary, it is your financial intermediary’s responsibility to transmit your order to the fund in a timely manner.

Additional Information about Redemptions:

The fund’s service providers will follow reasonable procedures to ensure the validity of any telephone, electronic or other redemption request, such as requesting identifying information from users or employing identification numbers. The fund and its service providers will not be responsible for any account losses due to fraudulent telephone, electronic or other orders that they reasonably believe to be genuine.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption-in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

[icon]      ACCOUNT POLICIES

Calculation of Net Asset Value:

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the Exchange is open. These calculations are done as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time). If the Exchange closes early, the fund calculates its net asset value(s) as of the actual closing time. The Exchange is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

The market price for debt obligations and derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

If pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities, fixed income securities and currencies may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represent the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

In order to receive the share price calculated on the day you buy, redeem or exchange shares, you must place your order with your financial intermediary or the fund before the Exchange closes on that day. If the Exchange closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the financial intermediaries to transmit all orders to buy, exchange or redeem shares to the fund on a timely basis.

Signature Guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee may be required for the following situations:

•	remitting redemption proceeds to any person, address or bank account not on record.
•	making changes to the account registration after the account has been opened.
•	transferring shares to an account in another Legg Mason Fund with a different account registration.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

If your account with the fund falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund’s net asset value.

The fund will not accept cash, money orders, traveler’s checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The fund reserves the right to:

•	suspend the offering of shares permanently or for a period of time;

•	change its minimum investment amounts;

•

redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class);

•	waive the minimum investable assets requirement or the minimum initial investment for certain investors; and

•

delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended.

Frequent Trading of Fund Shares:

Frequent trading in the fund’s shares increases the fund’s administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund’s portfolio and increase the fund’s costs associated with trading portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund’s other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board of Trustees has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the fund’s frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy provides that the fund will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more “Round Trips” (defined below) during any rolling 12-month period. However, the fund has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading and the amount of trading. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to the Future First® Systematic Investment Plan and Systematic Withdrawal Plan are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund’s frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker-dealers, and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

[icon]      SERVICES FOR INVESTORS

If you hold shares through a Financial Adviser, you may acquire shares of another Legg Mason Fund by an exchange only if your Financial Adviser has an agreement with LMIS with respect to the class of shares of the Legg Mason Fund that you seek to acquire.

Below is a description of services provided to shareholders who own shares directly with the fund. You should contact your Financial Adviser to determine if it offers similar services to those listed below.

Confirmations and Account Statements:

You will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First® Systematic Investment Plan and withdrawals made through the Systematic Withdrawal Plan). Class A and Class C shareholders will receive account statements monthly unless there has been no activity in the account. If there has been no monthly activity, Class A and Class C shareholders will receive a quarterly statement. Institutional Class and Financial Intermediary Class shareholders will receive account statements monthly.

Systematic Withdrawal Plan:

Class A and Class C shareholders who are purchasing or already own shares of the fund with a net asset value of $5,000 or more may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50 (prior to the deduction of any contingent deferred sales charges). Certain Financial Intermediary Class and Institutional Class shareholders with an initial net asset value of $1,000,000 or more may also be eligible to make systematic withdrawals from the fund. These shareholders should contact Legg Mason Investor Services – Institutional at 1-888-425-6432 to determine their account’s eligibility. Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

Exchange Privilege:

Class A and Class C: Class A and Class C shares of the fund may be exchanged for the same class of shares of any other Legg Mason Fund (Legg Mason Funds do not include Legg Mason Partners Funds) and for Exchange A and Class C shares, respectively, of the Western Asset Money Market Fund. Not all Legg Mason Funds offer all classes. You can request an exchange in writing or by telephone.

Institutional Class and Financial Intermediary Class: Institutional Class and Financial Intermediary Class shares of the fund may be exchanged for shares of the same class of any other Legg Mason Fund (Legg Mason Funds do not include the Legg Mason Partners Funds), provided the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax).

Important Information About Exchanges: In each case, the fund and class into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of the fund’s shares will be treated as a sale of the shares of the fund from which you are exchanging, and any gain on the sale will generally be taxable.

The fund reserves the right to terminate or modify the exchange privilege after at least 60 days’ prior written notice to shareholders.

Sales Charges: In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge, for example if you are exchanging shares you purchased in Western Asset Money Market Fund for Class A or Class C shares of a Legg Mason Fund.  Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

Mailing of Shareholder Communications:

If two or more members of your household are Legg Mason Fund shareholders, you may elect to have all account communications for those funds combined in one convenient mailing by contacting the fund according to the instructions below. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the fund per the instructions below.   You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge, for example if you are exchanging shares of Western Asset Money Market Fund for Class A or Class C shares of a Legg Mason Fund.

Class A and Class C Shareholders	Call 1-800-822-5544 or write to Legg Mason Funds, c/o Boston Financial Data Services, P.O. Box 55214, Boston, MA 02205-8504.
Institutional Class and Financial Intermediary Class Shareholders	Call 1-888-425-6432 or write to Legg Mason Investor Services – Institutional, c/o Boston Financial Data Services, P.O. Box 8037, Boston, MA 02206-8037.

[icon]     DISTRIBUTIONS AND TAXES

The fund declares dividends from any net investment income daily and pays them monthly. Shares will normally begin to earn dividends on the first business day following the settlement date of purchase.

Dividends from the excess of net short-term capital gain over net long-term capital loss, and distributions of substantially all of the fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax. There is no assurance that the fund will realize any capital gain in a given year.

The fund will be able to pay “exempt-interest” dividends if at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of certain obligations the interest on which is excludable from gross income for federal income tax purposes. Exempt-interest dividends will be excludable from a shareholder's gross income for federal income tax purposes; however, the amount of those dividends must be reported on the recipient's federal income tax return.

Fund dividends (other than exempt-interest dividends) and other distributions are taxable to investors whether received in cash or reinvested in additional shares of the fund. Dividends from the fund’s investment company taxable income (which includes taxable net investment income and the excess of net short-term capital gain over net long-term capital loss) are taxable as ordinary income. Distributions of the fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

Generally, distributions paid by Maryland Tax-Free to Maryland residents attributable to interest received or capital gains recognized by the fund on Maryland municipal obligations are exempt from Maryland state and local income taxes. Distributions attributable to interest received or capital gains recognized by the fund on certain U.S. Government obligations also are exempt from those taxes.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her fund shares that have been held for more than one year will generally qualify for a 15% maximum federal income tax rate.

As required by law, the fund will withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold 28% of all taxable dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state, and local tax considerations.

Receiving Your Dividends and Other Distributions:

Contact your Financial Adviser to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the fund, the following conditions apply:

•

your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash (you do not pay a sales charge on reinvested distributions or dividends).

•

Class A and Class C shareholders who have a minimum account balance of $10,000 may request that their dividends and/or other distributions be invested in Class A and Class C shares, respectively, of another eligible Legg Mason Fund or Western Asset Money Market Fund, provided these funds are available for sale in your state (you do not pay a sales charge on reinvested distributions or dividends).

•	to change your election, you must notify the fund at least ten days before the next distribution is to be paid.
•

if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

[icon] PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the fund’s SAI. The fund’s complete portfolio holdings are available at http://www.leggmason.com/individualinvestors/products/mutual-funds/fullholdings/LMMD.aspx on a quarterly basis approximately 25 calendar days following the quarter-end, and partial information concerning the fund’s portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds’ website, in fact sheets and other formats, approximately 11 business days following each quarter-end. Such information will remain available until the next quarter’s holdings are posted.

[icon]     FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past five years and the most recent semi-annual period or since inception of the Class. Prior to February 1, 2009, Class A shares were known as Primary Class shares. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Except where indicated, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report and semi-annual report are available upon request by calling toll-free 1-800-822-5544 for holders of Class A and Class C shares or 1-888-425-6432 for holders of Financial Intermediary Class and Institutional Class shares. Class C and Financial Intermediary Class shares of the fund have not yet commenced operations as of the date of this Prospectus, and therefore have no financial highlights to report.

THIS PAGE INTENTIONALLY LEFT BLANK

LEGG MASON FUNDS PRIVACY POLICY

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

From time to time, we may collect a variety of personal information about you, including:

•	information we receive from you on applications and forms, via the telephone, and through our websites;
•	information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and
•	information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

L e g g  M a s o n  T a x-F r e e  I n c o m e  F u n d

The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies. The SAI is available free of charge at the Legg Mason Funds’ websites listed below.

Annual and Semi-Annual Reports - Additional information about the fund's investments is available in the fund’s annual and semi-annual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. These reports are available free of charge at the Legg Mason Funds’ websites listed below.

To request the SAI or any reports to shareholders, or to obtain more information:

Class A and Class C Shareholders	Financial Intermediary Class and Institutional Class Shareholders
Legg Mason Funds c/o Boston Financial Data Services P.O. Box 55214 Boston, Massachusetts 02205-8504 1-800-822-5544 www.leggmason.com/individualinvestors	Legg Mason Investor Services – Institutional c/o Boston Financial Data Services P.O. Box 8037 Boston, Massachusetts 02206-8037 1-888-425-6432 www.lminstitutionalfunds.com

Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

LMF-038 08/2008	Investment Company Act File Number 811-6223
KC SKU#542167

LEGG MASON TAX-FREE INCOME FUND

Legg Mason Maryland Tax-Free Income Trust

Class A, Class C, Financial Intermediary Class and Institutional Class Shares

STATEMENT OF ADDITIONAL INFORMATION
February 1, 2009

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the fund’s Prospectus dated February 1, 2009, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). The fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the fund’s annual report and semi-annual report to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus, the annual report or the semi-annual report may be obtained without charge from the fund’s distributor, Legg Mason Investor Services, LLC (“LMIS”), by calling 1-800-822-5544 (Class A and Class C shares) or 1-888-425-6432 (Financial Intermediary Class and Institutional Class shares).

 Legg Mason Investor Services, LLC

100 Light Street P.O. Box 1476 Baltimore, Maryland 21203-1476 (410) 539-0000 (800) 822-5544

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

DESCRIPTION OF THE FUND

     Legg Mason Tax-Free Income Fund (“Trust”) is a non-diversified open-end management investment company that was established as a Massachusetts business trust under a Declaration of Trust dated November 21, 1990. Legg Mason Maryland Tax-Free Income Trust (“Maryland Tax-Free” or the “fund”) is a series of the Trust.

FUND POLICIES

The following information supplements the information concerning the fund’s investment objective, policies and limitations found in the Prospectus.

The fund’s investment objective is to seek a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. This investment objective is non-fundamental and may be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ prior written notice to shareholders.

The fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1.

Borrowing: The fund may not borrow money, except (i) in an amount not exceeding 33 1/3 % of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (ii) by entering into reverse repurchase agreements or dollar rolls;

2.

Underwriting: The fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (“1933 Act”);

3.

Loans: The fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4.	Senior Securities: The fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5.

Real Estate: The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6.

Commodities: The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7.

Concentration: The fund may not make any investment if, as a result, the fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund ’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Although not a part of the fund’s fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry. For the purpose of the fund’s fundamental limitation on concentration, private activity bonds issued by non-governmental users (“PABs”) will not be considered municipal obligations.

As a fundamental policy, under normal circumstances, the fund will invest at least 80% of its net assets in municipal obligations (as defined below) the interest on which is not subject to Maryland state and local taxes, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”). As interpreted by the SEC, net assets include any borrowings for investment purposes.

The foregoing fundamental investment limitations may be changed only by “the vote of a majority of the outstanding voting securities” of the fund, a term defined in the 1940 Act to mean the vote (i) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (ii) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Unless otherwise stated, the fund’s investment policies and limitations are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The following are some of the non-fundamental investment limitations that the fund currently observes:

1.	Borrowing: The fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2.

Illiquid Securities: The fund may invest up to 15% of its net assets in illiquid securities. For this purpose, illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security.

3.

Short Sales: The fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short).  This restriction does not prevent the fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward commitment or delayed delivery basis or other financial instruments.

4.

Margin Purchases: The fund may not purchase securities on margin, except that (i) the fund may obtain such short-term credits as are necessary for the clearance of transactions and (ii) the fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

The fund is non-diversified; however, the fund intends to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), which requires that, among other things, at the close of each quarter of the fund’s taxable year, (i) with respect to 50% of the value of its total assets, no more than 5% of that value may be invested in the securities of any one issuer and (ii) no more than 25% of that value may be invested in the securities of any one issuer. These limits do not apply to U.S. Government securities or securities of other RICs.

Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. An investment will be deemed to have been made at the time the fund enters into a binding commitment to complete the investment. The fund will monitor the level of borrowing in its portfolio and will make necessary adjustments to maintain the required asset coverage. If, due to subsequent fluctuations in value or any other reasons, the value of the fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the fund will consider what actions, if any, are necessary to maintain adequate liquidity.

INVESTMENT STRATEGIES AND RISKS

The fund may use any of the following instruments or techniques, among others:

Municipal Obligations

Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a Tax Preference Item. Accordingly, under normal circumstances, the fund’s investment in obligations the interest on which is a Tax Preference Item, including PABs, will be limited to a maximum of 20% of its net assets.

Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.

The municipal obligations in which the fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities in order to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, the fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the fund a specified, undivided pro rata interest in the total amount of the obligation.

Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase contracts or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. If a governmental user were to invoke a non-appropriation clause, the security could lose much or all of its value or could be paid in ways that do not entitle the holder to a tax exemption on the payments.

In determining the liquidity of a municipal lease obligation, the adviser will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well-established method of securing payment of a municipal obligation. The fund's investment in municipal lease obligations and participation interests therein will be treated as illiquid unless the adviser determines, pursuant to guidelines established by the Board of Trustees, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the fund has valued the security.

The municipal obligations in which the fund may invest also include zero coupon bonds and deferred interest bonds, although the fund currently does not intend to invest more than 5% of the value of its total assets in such instruments during the coming year. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. Like other municipal securities, the price can also reflect a premium or discount to par reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a delay before the regular payment of interest begins. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt obligations that provide for regular payments of interest. The fund will accrue income on such investments for accounting purposes, which income must be distributed to shareholders for tax purposes.

An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax and Maryland state and local income taxes and in certain cases, to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither the fund nor the adviser will independently review the basis for such opinions.

The United States Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. Proposals also may be introduced in state legislatures that could affect the state tax treatment of the fund’s distributions. If any such proposals were enacted, the availability of municipal obligations for investment by the fund and the value of its assets could be materially and adversely affected. In such event, the fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

The municipal obligations in which the fund may invest may also include obligations issued by or on behalf of the Commonwealth of Puerto Rico or its political subdivisions, agencies or instrumentalities. Such obligations may present a different set of risks than municipal obligations issued by mainland United States entities. Generally, not all of the types of municipal obligations described above may be available in Puerto Rico and the Puerto Rican economy may be subject to greater volatility due to a lack of market diversification. Continuing efforts for and against Puerto Rican statehood and the gradual elimination of special federal tax benefits to corporations operating in Puerto Rico, among other things, could lead to a weakened Puerto Rican economy and lower ratings and prices of Puerto Rican municipal obligations held by the fund.

Concentration

The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, PABs or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one issue of bonds (such as proposed legislation affecting healthcare or the financing of a project, shortages or price increases of needed materials or declining markets or needs for the projects) would most likely affect other bonds in the same segment, thereby potentially increasing market risk. As a result, the fund is subject to greater risk than other funds that do not follow this practice.

When-Issued Securities

The fund may enter into commitments to purchase municipal obligations or other securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When the fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. The fund does not expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 25% of total assets.

Delivery of and payment for when-issued securities normally take place 15 to 45 days after the date of the commitment. Interest rates on when-issued securities are normally fixed at the time of the commitment. Consequently, increases in the market rate of interest between the commitment date and settlement date may result in a market value for the security on the settlement date that is less than its purchase price. Thus, fluctuation in the value of the security from the purchase date will affect the fund’s net asset value (NAV) and share price. Typically, no interest accrues to the purchaser until the security is delivered.

With regard to each such commitment, the fund maintains in a segregated account, or designates on the fund’s books as segregated, with the custodian, commencing on the date of such commitment, cash, U.S. Government securities or other appropriate liquid securities at least equal in value to the purchase price for the when-issued securities due on the settlement date. The fund makes when-issued commitments only with the intention of actually acquiring the securities subject thereto, but the fund may sell these securities before the settlement date if market conditions warrant. When payment is due for when-issued securities, the fund meets its obligations from then-available cash flow, from the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation).

Callable Bonds

Callable municipal bonds are municipal bonds that carry a provision permitting the issuer to redeem the bonds prior to their maturity dates at a specified price, which typically reflects a premium over the bonds’ original issue price. If the proceeds of a bond owned by the fund called under circumstances favorable to the issuer are reinvested, the result may be a lower overall yield on such proceeds upon reinvestment because of lower prevailing interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the fund, depending on the price at which such bonds were redeemed.

Each callable bond is “marked-to-market” daily based on the bond’s call date so that the call of some or all of the fund’s callable bonds is not expected to have a material impact on the fund’s NAV. In light of the previously described pricing policies and because the fund follows certain amortization procedures required by the Internal Revenue Service, the fund does not expect to suffer any material adverse impact in connection with a call of bonds purchased at a premium. Notwithstanding such policies, however, as with any investment strategy, a call may have a more substantial impact than anticipated.

Callable bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years from the date of issue, after which time such bonds may be redeemed by the issuer. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If interest rates decline as the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may in fact be redeemed by the issuers.

Stand-By Commitments

The fund may acquire “stand-by commitments” with respect to its investments in municipal obligations. A stand-by commitment is a put (that is, the right to sell the underlying security within a specified period of time at a specified exercise price that may be sold, transferred or assigned only with the underlying security) that entitles the fund to same-day settlement. Under a stand-by commitment, a broker, dealer or bank agrees to purchase, at the fund’s option, specified municipal obligations at amortized cost plus accrued interest. The total amount paid for outstanding stand-by commitments held by the fund will not exceed 25% of the fund’s total assets calculated immediately after each stand-by commitment is acquired.

When the fund exercises a stand-by commitment that it has acquired from a dealer with respect to municipal obligations held by it, the dealer normally pays the fund an amount equal to (1) the fund's acquisition cost of the municipal obligations (excluding any accrued interest which the fund paid on its acquisition) less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. The fund's right to exercise stand-by commitments is unconditional and unqualified and exercisable by the fund at any time prior to the underlying securities' maturity.

A stand-by commitment is not transferable by the fund without the underlying securities, although the fund could sell the underlying municipal obligations to a third party at any time. The fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The fund intends to enter into stand-by commitments only with those banks, brokers and dealers that in the adviser's opinion present minimal credit risks.

The fund intends to acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not ordinarily affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments would not affect the average weighted maturity of the assets of the fund.

Fixed, Variable and Floating Rate Obligations

The fund may invest in fixed, variable and floating rate municipal obligations. A variable rate obligation differs from an obligation with a fixed rate coupon, the value of which fluctuates in inverse relation to interest rate changes; that is, the market value of fixed rate obligations generally declines when market interest rates increase, and increases when market interest rates decline. If interest rates decline below the coupon rate, generally the obligation sells at a premium. If interest rates increase above the coupon rate, generally the obligation sells at a discount. The magnitude of such fluctuations is also a function of the period of time remaining until the obligation matures. Short-term fixed rate obligations are minimally affected by interest rate changes; the greater the remaining period until maturity, the greater the fluctuation in value of a fixed rate obligation is likely to be.

Variable rate obligation coupons are not fixed for the full term of the obligation, but are adjusted periodically based upon changes in prevailing interest rates. As a result, the value of variable rate obligations is less affected by changes in interest rates. The more frequently such obligations are adjusted, the less such obligations are affected by interest rate changes during the period between adjustments. The value of a variable rate obligation, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer.

There is no limitation on the percentage of the fund’s assets that may be invested in variable rate obligations. However, the fund will limit the value of its investment in any variable rate securities that are illiquid and in all other illiquid securities to 15% or less of its net assets.

Floating rate obligations also are not fixed, but are adjusted as specified benchmark interest rates change. In other respects, their characteristics are similar to variable rate obligations, as discussed above.

The fund may also invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest. These notes may be supported by an unconditional bank letter of credit guaranteeing payment of the principal or both the principal and accrued interest. Because the fund invests in such securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund. Floating rate demand notes have an interest rate related to a known lending rate, such as the prime rate, and are automatically adjusted when such lending rate changes. Such securities often react to changes in market interest rates in a manner similar to shorter-term securities that mature at the time of the next interest rate reset for the variable or floating rate instrument. In calculating its dollar-weighted average maturity, the fund may determine the maturity of a variable or floating rate note according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.

Yield Factors and Ratings

The yield of a municipal obligation is dependent on a variety of factors, including general municipal securities market conditions, general fixed-income market conditions, the financial condition of the issuer, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue and expectations regarding changes in income tax rates.

Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch Ratings ("Fitch") are private services that provide ratings of the credit quality of obligations. A description of the ratings assigned to obligations by Moody's, S&P and Fitch is included in Appendix A. The fund may consider these ratings in determining whether to purchase, sell or hold a security. The ratings represent Moody's, S&P's and Fitch's opinions as to the quality of the obligations which they undertake to rate. Ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, interest rate and rating may have different market prices. In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may not make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

The fund may only invest in investment grade securities. Investment grade securities are those rated within the four highest grades by Moody’s, S&P, or Fitch or, if unrated, deemed by the adviser to be of comparable quality. Subsequent to its purchase by the fund, an issue of obligations may cease to be rated or its rating may be reduced below investment grade. If as a result of such a downgrading, or, for unrated securities, because the adviser determines they are no longer of comparable quality to investment grade securities, more than 5% of the fund’s total assets are represented by securities rated below investment grade or the equivalent, the adviser will, as soon as practicable consistent with achieving an orderly disposition of the securities, sell such holdings until they represent 5% or less of the fund’s total assets. Securities rated below investment grade are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid which means that the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. The adviser will carefully monitor the continuing creditworthiness of issuers that have been downgraded.

In addition to the agency ratings, there are other criteria which will be used by the adviser in selecting securities for the fund. Consideration will be given to the maturity and duration of each bond as well as its effect on the overall average maturity and duration of the portfolio. Analysis of the current and historical yield spreads is done to determine the relative value in any bond considered for purchase. The coupon level and call features also figure in the decision on the relative merits of an investment. Consideration is also given to the type of bond - whether it is a general obligation or a revenue bond. In addition to this examination of bond characteristics, significant effort is devoted to analysis of the creditworthiness of the bond issuer at the time of purchase and on an ongoing basis.

Securities Lending

The fund may engage in securities lending and may invest in zero coupon and deferred interest bonds. Any income from securities lending will be taxable.

The fund may lend portfolio securities to dealers in municipal securities, brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund’s custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of taxable interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. The fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The risks of securities lending are similar to those of reverse repurchase agreements. Because interest from securities lending is taxable, the fund presently does not intend to loan more than 5% of its portfolio securities at any given time.

Reverse Repurchase Agreements

A reverse repurchase agreement is a portfolio management technique in which the fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which includes an amount essentially equivalent to an interest payment. The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. The fund may also engage in reverse repurchase agreements in order to reinvest the proceeds in other securities or repurchase agreements. Such a use of reverse repurchase agreements would constitute a form of leverage.

When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds are invested (in either case) would affect the market value of the fund's assets. As a result, such transactions could increase fluctuation in the fund's NAV. If the fund reinvests the proceeds of the agreement at a rate lower than the cost of the agreement, engaging in the agreement will lower the fund's yield. While engaging in reverse repurchase agreements, the fund will segregate cash or other appropriate liquid securities with a value at least equal to the fund's obligation under the agreements.

     As the SEC considers reverse repurchase agreements to be borrowings, the fund will not engage in reverse repurchase agreements if total borrowings exceed 33 1/3% of its total assets.

Repurchase Agreements

A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The fund will enter into repurchase agreements only with financial institutions determined by its adviser to present minimal risk of default during the term of the agreement.

Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. The fund will not enter into repurchase agreements of more than seven days’ duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the fund could be delayed or limited. However, the fund’s adviser monitors the creditworthiness of parties with which the fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

When the fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for the fund by a custodian bank or an approved securities depository or book-entry system. The fund’s income from repurchase agreements will be taxable.

In applying its investment policies and limitations, the fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Other Taxable Investments

For temporary defensive purposes, when, in the adviser’s opinion, no suitable municipal securities are available, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments consisting of: (i) obligations of the U.S. Government, its agencies and instrumentalities; (ii) certificates of deposit and bankers’ acceptances of U.S. domestic banks with assets of one billion dollars or more; (iii) commercial paper or other corporate notes of high quality; and (iv) any of such items subject to short-term repurchase agreements.

Futures and Option Strategies

To protect against the effect of adverse changes in interest rates, the fund may purchase and sell interest rate futures contracts and options on securities indices and may purchase put options on interest rate futures contracts (practices known as “hedging”). The fund may purchase put options on interest rate futures contracts or sell interest rate futures contracts (that is, enter into a futures contract to sell the underlying security) to attempt to reduce the risk of fluctuations in its share value. The fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase the underlying security) to attempt to establish more definitely the return on securities the fund intends to purchase. The fund may not use these instruments for speculation or leverage. In addition, the fund’s ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Any gains from futures and options transactions will be taxable; accordingly, the adviser may not make extensive use of the techniques described.

The success of the fund’s strategies in reducing risks depends on many factors, the most significant of which is the adviser’s ability to predict market interest rate changes correctly, which differs from its ability to select portfolio securities. In addition, a hedge could be unsuccessful if the changes in the value of the fund’s futures contract or option positions do not correlate to the changes in the value of its investments. It is also possible that the fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that the fund may need to sell a portfolio security at a disadvantageous time, due to the need for the fund to maintain “cover” or to segregate securities in connection with hedging transactions. Because the markets for futures and options are not always liquid, the fund may be unable to close out or liquidate its hedged position and may be locked in during a market decline. The adviser attempts to minimize the possible negative effects of these factors through careful selection and monitoring of the fund’s futures and options positions. The adviser is of the opinion that the fund’s investments in futures transactions will not have a material adverse effect on the fund’s liquidity or ability to honor redemptions.

The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities and also require different skills from the adviser in managing the portfolios. While utilization of options, future contracts and similar instruments may be advantageous to the fund, if the adviser is not successful in employing such instruments in managing the fund’s investments or in predicting interest rate changes, the fund’s performance will be worse than if the fund did not use such instruments. In addition, the fund will pay commissions and other costs in connection with such investments, which may increase the fund’s expenses and reduce its yield.

The fund’s current policy is to limit options and futures transactions to those described above. The fund currently does not intend to purchase put and call options having a value in excess of 5% of its total assets.

Interest Rate Futures Contracts

Interest rate futures contracts, which are traded on commodity futures exchanges, provide for the sale by one party and the purchase by another party of a specified type and amount of financial instruments (or an index of financial instruments) at a specified future date. Interest rate futures contracts currently exist covering such financial instruments as U.S. Treasury bonds, notes and bills, Ginnie Mae certificates, bank certificates of deposit and 90-day commercial paper. An interest rate futures contract may be held until the underlying instrument is delivered and paid for on the delivery date, but most contracts are closed out before then by taking an offsetting position on a futures exchange.

The fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase an underlying financial instrument) when it intends to purchase fixed-income securities but has not yet done so. This strategy is sometimes called an anticipatory hedge. This strategy is intended to minimize the effects of an increase in the price of the securities the fund intends to purchase (but may also reduce the effects of a decrease in price), because the value of the futures contract would be expected to rise and fall in the same direction as the price of the securities the fund intends to purchase. The fund could purchase the intended securities either by holding the contract until delivery and receiving the financial instrument underlying the futures contract, or by purchasing the securities directly and closing out the futures contract position. If the fund no longer wished to purchase the securities, it would close out the futures contract before delivery.

The fund may sell a futures contract (that is, enter into a futures contract to sell an underlying financial instrument) to offset price changes of securities it already owns. This strategy is intended to minimize any price changes in the securities the fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the fund. The fund does not expect ordinarily to hold futures contracts it has sold until delivery or to use securities it owns to satisfy delivery requirements. Instead, the fund expects to close out such contracts before the delivery date.

The prices of interest rate futures contracts depend primarily on the value of the instruments on which they are based, the price changes of which, in turn, primarily reflect changes in current interest rates. Because there are a limited number of types of interest rate futures contracts, it is likely that the standardized futures contracts available to the fund will not exactly match the securities the fund wishes to hedge or intends to purchase, and consequently, will not provide a perfect hedge against all price fluctuation. However, since fixed-income instruments all respond similarly to changes in interest rates, a futures contract, the underlying instrument of which differs from the securities the fund wishes to hedge or intends to purchase, may still provide protection against changes in interest rate levels. To compensate for differences in historical volatility between positions the fund wishes to hedge and the standardized futures contracts available to it, the fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase.

Futures Trading

If the fund does not wish to hold a futures contract position until the underlying instrument is delivered and paid for on the delivery date, it may attempt to close out the contract by entering into an offsetting position on a futures exchange that provides a secondary market for the contract. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the fund has sold) at the current price as determined on the futures exchange. The fund's gain or loss on closing out a futures contract depends on the difference between the price at which the fund entered into the contract and the price at which the contract is closed out. Transaction costs in opening and closing futures contracts must also be taken into account. There can be no assurance that the fund will be able to offset a futures position at the time it wishes to, or at a price that is advantageous. If the fund were unable to enter into an offsetting position in a futures contract, it might have to continue to hold the contract until the delivery date, in which case it would continue to bear the risk of price fluctuation in the contract until the underlying instrument was delivered and paid for.

At the time the fund enters into an interest rate futures contract, it is required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or "FCM"), a percentage of the contract's value. This amount, which is known as initial margin, generally equals 5% or less of the value of the futures contract. Initial margin is in the nature of a good faith deposit or performance bond and is returned to the fund when the futures position is terminated; after all contractual obligations have been satisfied. Futures margin does not represent a borrowing by the fund, unlike margin extended by a securities broker, and depositing initial margin in connection with futures positions does not constitute purchasing securities on margin for the purposes of the fund's investment limitations. Initial margin may be maintained either in cash or in appropriate liquid securities such as U.S. Government securities.

As the contract's value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract's value moves against the fund (i.e., the fund's futures position declines in value), the fund may be required to make payments to the FCM, and, conversely, the fund may be entitled to receive payments from the FCM if the value of its futures position increases. This process is known as marking-to-market and takes place on a daily basis.

In addition to initial margin deposits, the fund will instruct its custodian to segregate (or it will designate on its books as segregated) additional cash and appropriate liquid securities to cover its obligations under futures contracts it has purchased. The value of the assets held in the segregated account will be equal to the daily market value of all outstanding futures contracts purchased by the fund, less the amount deposited as initial margin. When the fund has sold futures contracts to hedge securities it owns, it will not sell those securities (or lend to another party) while the contracts are outstanding, unless it substitutes other similar securities for the securities sold or lent. The fund will not sell futures contracts with a value exceeding the value of securities it owns, except that the fund may do so to the extent necessary to adjust for differences in historical volatility between the securities owned and the contracts used as a hedge.

Risks of Interest Rate Future Contracts

By purchasing an interest rate futures contract, the fund in effect becomes exposed to price fluctuations resulting from changes in interest rates, and by selling a futures contract the fund neutralizes those fluctuations. If interest rates fall, the fund would expect to profit from an increase in the value of the instrument underlying a futures contract it had purchased, and if interest rates rise, the fund would expect to offset the resulting decline in the value of the securities it owns by profits in a futures contract it has sold. If interest rates move in the direction opposite that which was contemplated at the time of purchase, however, the fund's positions in futures contracts could have a negative effect on the fund's NAV. If interest rates rise when the fund has purchased futures contracts, the fund could suffer a loss in its futures positions. Similarly, if interest rates fall, losses in a futures contract the fund has sold could negate gains on securities the fund owns, or could result in a net loss to the fund. In this sense, successful use of interest rate futures contracts by the fund will depend on the adviser's ability to hedge the fund in the correct way at the appropriate time.

         Other than the risk that interest rates will not move as expected, the primary risk in employing interest rate futures contracts is that the market value of the futures contracts may not move in concert with the value of the securities the fund wishes to hedge or intends to purchase. This may result from differences between the instrument underlying the futures contracts and the securities the fund wishes to hedge or intends to purchase, as would be the case, for example, if the fund hedged U.S. Treasury bonds by selling futures contracts on U.S. Treasury notes.

Even if the securities that are the objects of a hedge are identical to those underlying the futures contract, there may not be perfect price correlation between the two. Although the value of interest rate futures contracts is primarily determined by the price of the underlying financial instruments, the value of interest rate futures contracts is also affected by other factors, such as current and anticipated short-term and long-term interest rates, the time remaining until expiration of the futures contract, and conditions in the futures markets, which may not affect the current market price of the underlying financial instruments in the same way. In addition, futures exchanges establish daily price limits for interest rate futures contracts, and may halt trading in the contracts if their prices move upward and downward more than a specified daily limit on a given day. This could distort the relationship between the price of the underlying instrument and the futures contract, and could prevent prompt liquidation of unfavorable futures positions. The value of a futures contract may also move differently from the price of the underlying financial instrument because of inherent differences between the futures and securities markets, including variations in speculative demand for futures contracts and for debt securities, the differing margin requirements for futures contracts and debt securities, and possible differences in liquidity between the two markets.

Put Options on Interest Rate Futures Contracts

Purchasing a put option on an interest rate futures contract gives the fund the right to assume a seller's position in the contract at a specified exercise price at any time up to the option's expiration date. In return for this right, the fund pays the current market price for the option (known as the option premium), as determined on the commodity futures exchange where the option is traded.

The fund may purchase put options on interest rate futures contracts to hedge against a decline in the market value of securities the fund owns. Because a put option is based on a contract to sell a financial instrument at a certain price, its value will tend to move in the opposite direction from the price of the financial instrument underlying the futures contract; that is, the put option's value will tend to rise when prices fall, and fall when prices rise. By purchasing a put option on an interest rate futures contract, the fund would attempt to offset potential depreciation of securities it owns by appreciation of the put option. This strategy is similar to selling the underlying futures contract directly.

The fund's position in a put option on an interest rate futures contract may be terminated either by exercising the option (and assuming a seller's position in the underlying futures contract at the option's exercise price) or by closing out the option at the current price as determined on the futures exchange. If the put option is not exercised or closed out before its expiration date, the entire premium paid would be lost by the fund. The fund could profit from exercising a put option if the current market value of the underlying futures contract were less than the sum of the exercise price of the put option and the premium paid for the option because the fund would, in effect, be selling the futures contract at a price higher than the current market price. The fund could also profit from closing out a put option if the current market price of the option is greater than the premium the fund paid for the option. Transaction costs must also be taken into account in these calculations. The fund may close out an option it had purchased by selling an identical option (that is, an option on the same futures contract, with the same exercise price and expiration date) in a closing transaction on a futures exchange that provides a secondary market for the option. The fund is not required to make futures margin payments when it purchases an option on an interest rate futures contract.

Compared to the purchase or sale of an interest rate futures contract, the purchase of a put option on an interest rate futures contract involves a smaller potential risk to the fund because the maximum amount at risk is the premium paid for the option (plus related transaction costs). If prices of debt securities remain stable, however, purchasing a put option may involve a greater probability of loss than selling a futures contract, even though the amount of the potential loss is limited. The adviser will consider the different risk and reward characteristics of options and futures contracts when selecting hedging instruments.

Risks of Transactions in Options on Interest Rate Futures Contracts

Options on interest rate futures contracts are subject to risks similar to those described above with respect to interest rate futures contracts. These risks include the risk that the adviser may not hedge the fund in the correct way at the appropriate time, the risk of imperfect price correlation between the option and the securities being hedged, and the risk that there may not be an active secondary market for the option. There is also a risk of imperfect price correlation between the option and the underlying futures contract.

Although the adviser may purchase and write only those options for which there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular option at any particular time. If there were no liquid secondary market for a particular option, the fund might have to exercise an option it had purchased in order to realize any profit, and might continue to be obligated under an option it had written until the option expired or was exercised.

Regulatory Notification of Futures and Options Strategies

The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

SPECIAL FACTORS AFFECTING THE FUND

Overview

Because Maryland Tax-Free focuses investments in a specific state, certain risks associated with investment in the fund are more pronounced than if the fund’s investments were more widely diversified. These risks include the possible enactment of new legislation in the state of Maryland which could affect Maryland municipal obligations, economic factors which could affect these obligations and varying levels of supply and demand for Maryland municipal obligations.

The following only highlights some of the more significant financial trends and problems and is based on information drawn from official statements and prospectuses relating to securities offerings of the states of the United States, the State of Maryland, and their agencies and instrumentalities, as available on May 1, 2008. The fund assumes no obligation to update this information.

Maryland Tax-Free

Risk Factors - The Maryland Constitution prohibits the contracting of State general obligation debt unless it is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt is paid. As a uniform practice, each separate enabling act which authorizes the issuance of general obligation bonds for a given object or purpose has specifically levied and directed the collection of an ad valorem property tax on all taxable property in the State. The Board of Public Works is directed by law to fix by May 1 of each year the precise rate of such tax necessary to produce revenue sufficient for debt service requirements of the next fiscal year, which begins July 1. However, the taxes levied need not be collected if or to the extent that funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual State budget. Accordingly, this board, in annually fixing the rate of property tax after the end of the regular legislative session in April, takes account of appropriations of general funds for debt service.

There is no general debt limit imposed by the Maryland Constitution or public general laws, but a special committee created by statute annually submits to the Governor an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the committee's responsibilities are advisory only, the Governor is required to give due consideration to the committee's findings in preparing a preliminary allocation of new general debt authorization for the ensuing fiscal year. The continuation of the credit ratings on State debt is dependent upon several economic and political factors, including the ability to continue to fund a substantial portion of the debt service on general obligation debt from general fund revenues in the annual State budget or to raise the rate of State property tax levies, and the ability to maintain the amount of authorized debt within the range of affordability.

Consolidated Transportation Bonds are limited obligations issued by the Maryland Department of Transportation, the principal of which must be paid within 15 years from the date of issue, for highway, port, transit, rail or aviation facilities or any combination of such facilities. Debt service on Consolidated Transportation Bonds is payable from those portions of the excise tax on each gallon of motor vehicle fuel and the motor vehicle titling tax, all mandatory motor vehicle registration fees, motor carrier fees, and the corporate income tax as are credited to the Maryland Department of Transportation, plus all departmental operating revenues and receipts. Holders of such bonds are not entitled to look to other sources for payment. At December 31, 2007, the principal amount of outstanding Consolidated Transportation Bonds was $1,069.2 million. In addition, on February 14, 2007, the Department planned to sell $100.0 million in Consolidated Transportation Bonds to support the Department’s capital program.

The 2007 General Assembly established a maximum outstanding principal amount of $726.2 million as of June 30, 2008, for all nontraditional debt of the Department. Nontraditional debt outstanding is defined as any debt instrument that is not a consolidated transportation bond or GARVEE bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by MEDCO or any other third party on behalf of the Department. As of December 31, 2007, the Department’s nontraditional debt outstanding was $743.4 million. At June 30, 2008, the outstanding principal amount is estimated at $726.2 million.

The Maryland Transportation Authority operates certain highway, bridge and tunnel toll facilities in the State. The tolls and other revenues received from these facilities are pledged as security for revenue bonds of the Transportation Authority issued under, and secured by, a second amended and restated trust agreement dated as of September 1, 2007, between the Maryland Transportation Authority and a corporate trustee. In September 2007, the Maryland Transportation Authority issued $300.0 million of its revenue bonds under this agreement. As of December 31, 2007, $986.2 million of the Maryland Transportation Authority’s revenue and enterprise financings were outstanding under various trust agreements.

In March 2002, the Transportation Authority issued revenue bonds in the amount of $264,075,000 for the construction of projects at BWI. In June 2002, the Transportation Authority issued revenue bonds in the amount of $117,345,000 for construction of a consolidated rental car facility. Parking garage revenues and Customer Facility Charge revenues from these projects will be pledged for the repayment of these bonds. In December 2003, the Transportation Authority issued revenue bonds in the amount of $69.7 million for the construction of projects at Baltimore/Washington International Airport (“BWI”). In June 2004, the Maryland Transportation Authority issued lease revenue bonds in the amount of $40.0 million to finance the costs of parking facilities projects at certain Metrorail stations operated by the Washington Metropolitan Transit Authority (“WMATA”). Lease revenue payable by WMATA and other amounts from Prince George’s County, Maryland are pledged for the repayment of the bonds.

In 2005, the General Assembly authorized funding for the Intercounty Connector highway project to be built in Montgomery and Prince George’s Counties, Maryland. The Transportation Authority is authorized to issue grant anticipation revenue (GARVEE) bonds in an amount not to exceed $750 million, with a maximum maturity of twelve years. Debt service on the bonds will be paid from a portion of Maryland’s future federal highway aid. Maryland Transportation Authority issued the first series of GARVEE bonds on June 5, 2007 in the amount of $325.0 million. The ICC financing plan contemplates an additional GARVEE bond issue in the first quarter of fiscal year 2009 in an amount estimated at $425.0 million.

The Department of Transportation entered into conditional purchase agreements in fiscal years 1999 and 2001, respectively, to provide financing for capital improvements at BWI and to expand parking in the vicinity of the airport at the Maryland Rail Commuter BWI rail station. The Department issued $42,750,000 Project Certificates of Participation for various Maryland Aviation Administration (“MAA”) projects in May 1999, and $33,000,000 Project Certificates of Participation for the Maryland Transit Administrations’ (“MTA”) rail station project in October 2000. As of December 31, 2007, $23.7 million and $16.2 million of the certificates, respectively, were outstanding. Revenues from these projects are pledged to the payment of principal and interest on the Certificates, and, therefore, these financings are not considered to be tax-supported.

The Department entered into a capital lease in the amount of $18.4 million by virtue of an agreement with the MTA for financing the Maryland Port Administration (“MPA”) Masonville Automobile Terminal. As of December 31, 2007, $15.3 million was outstanding. In addition, MPA and the Department entered into a conditional purchase agreement in fiscal year 2006 to provide financing to construct a warehouse at the South Locust Point Terminal, and the Department sold $26.5 million Project Certificates of Participation in June, 2006. As of December 31, 2007, $26.1 million of the certificates were outstanding.

In April 2003 the Maryland Economic Development Corporation (“MEDCO”) issued lease revenue bonds in the amount of $223.7 million to finance the expansion and renovation of Piers A and B in the terminal building of BWI. The Department of Transportation records this financing as a capital lease, which is subject to annual appropriation by the General Assembly. Airline rentals and concession rentals are pledged to the payment of principal and interest on the bonds, therefore, this financing is not considered tax supported. As of December 31, 2007, $216.5 million of the MEDCO lease revenue bonds were outstanding.

The Maryland Stadium Authority is responsible for financing and directing the acquisition and construction of one or more new professional sports facilities in Maryland. Currently, the Stadium Authority operates Oriole Park at Camden Yards, which opened in 1992. In connection with the construction of that facility, the Stadium Authority issued $155 million in notes and bonds. Those notes and bonds are lease-backed revenue obligations, the payment of which is secured by, among other things, an assignment of revenues received under a lease of Oriole Park at Camden Yards from the Stadium Authority to the State. In October 1993, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Sports Facility Bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. In accordance with that agreement, the Stadium authority issued its $17,850,000 Sports Facilities Lease Revenue Refunding Bonds in December 1998, to refund its outstanding Sports Facilities Lease Revenue Bonds, Series 1989C, and issued its $121,000,000 Sports Facilities Lease Revenue Refunding Bonds in December 1999, to refund its Sports Facilities Lease Revenue Bond Series 1989D. Annual net debt service on the Stadium Authority’s obligations is $15.8 million, and the amount outstanding as of December 31, 2007 was $117.2 million.

The Stadium Authority also was assigned responsibility for constructing expansions of the Convention Centers in Baltimore and Ocean City. The Baltimore Convention Center expansion cost $167 million and was financed through a combination of funding from Baltimore City bonds, Stadium Authority revenue bonds, and State general obligation bonds. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of its revenue bonds for the Baltimore City Convention Center using a combination of a variable rate refunding obligations and forward interest rate exchange agreements. The Ocean City Convention Center expansion cost $33.2 million and was financed through a matching grant from the state to Ocean City and a combination of funding from Ocean City and the Stadium Authority. Annual debt service in fiscal year 2007 on the obligations attributable to the Baltimore and Ocean City expansion projects was $4.8 million and $1.48 million, respectively. The amounts outstanding under the bonds related to the Baltimore and Ocean City Convention Centers, respectively, are $28.4 and $9.7 million as of December 31, 2007.

The Stadium Authority currently operates M&T Bank Stadium (the home of the Baltimore Ravens), which opened in 1998. In connection with the construction of that facility, the Stadium Authority sold $87.565 million in lease-backed revenue bonds on May 1, 1996. The proceeds from the bonds, along with cash available from State lottery proceeds, investment earnings, and other sources were used to pay project design and construction expenses of approximately $229 million. The bonds are solely secured by an assignment of revenues received under a lease of the project from the Stadium Authority to the State. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Football Lease-Back Revenue Bonds using a combination of variable rate refunding obligations and forward interest rates exchange agreements. On December 15, 1997, the Stadium Authority issued $4,640,000 in Sports facilities Lease Revenue Bonds, Series 1997. The proceeds from these Bonds were used toward the construction of the M&T Bank Stadium. Authority debt service on the remaining outstanding bonds is $7.3 million annually. The bonds outstanding as of December 31, 2007 was $73.5 million.

The Stadium Authority was responsible for construction of a conference center in Montgomery County. The center cost $33,500,000 and is being financed through a combination of funding from Montgomery County and the Stadium Authority. In January 2003, the Stadium Authority issued up to $23,185,000 in lease-backed revenue bonds. The average annual debt service for this series is $1.75 million. The bonds outstanding as of December 31, 2007 was $20.7 million.

The Stadium Authority was also authorized to provide development and construction of the Hippodrome Theatre as part of Baltimore City’s West Side Development. The cost of renovating the theatre was $63,000,000 and is being financed by various sources. In July 2002, the Stadium Authority issued $20.25 million in taxable lease-backed revenue bonds. The average annual debt service for this series is $1.8 million. The bonds outstanding as of December 31, 2007 was $17.7 million.

In February 2004, the Stadium Authority issued $8.7 million in taxable lease-back revenue bonds in connection with the renovations of the historic Camden Station located at the Camden Yards complex in Baltimore, Maryland. The cost of the renovation is projected to be $8 million. The Stadium Authority has executed a lease agreement with the Babe Ruth Museum for approximately 22,600 square feet and a second museum leasing the balance of the building. The Babe Ruth Museum opened in May 12, 2005 and Geppi’s Entertainment Museum opened in early fall 2006. The average annual debt service of these bonds is $750,000. The bonds outstanding as of December 31, 2007 was $8.4 million.

Certain other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration (“CDA”) of the Department of Housing and Community Development, higher educational institutions (including St. Mary's College of Maryland, the University of Maryland System and Morgan State University), the Maryland Transportation Authority, the Maryland Water Quality Financing Administration (“WQFA”) and the Maryland Environmental Service (“MES”) have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds. As of December 31, 2007, $3.38 billion of CDA bonds and notes were outstanding, $1.02 billion of higher education debt was outstanding, $58.5 million of WQFA bonds were outstanding, and $15.0 million of MES debt was outstanding.

The State has financed, and expects to continue to finance, the construction and acquisition of various facilities through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the Maryland General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments.

Local Subdivision Debt The counties and incorporated municipalities in Maryland issue general obligation debt for general governmental purposes. The general obligation debt of the counties and incorporated municipalities is generally supported by ad valorem taxes on real estate, tangible personal property and intangible personal property subject to taxation. The issuer typically pledges its full faith and credit and unlimited taxing power to the prompt payment of the maturing principal and interest on the general obligation debt and to the levy and collection of the ad valorem taxes as and when such taxes become necessary in order to provide sufficient funds to meet the debt service requirements. The amount of debt which may be authorized may in some cases be limited by the requirement that it not exceed a stated percentage of the assessable base upon which such taxes are levied.

Other Risk Factors The State has a population of approximately 5.6 million, with employment based largely in services, trade and government. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product, according to the most recent census. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington, D.C. influences the above-average percentage of employees in government. Manufacturing, on the other hand, is a much smaller portion of employment then for the nation as a whole. Future economic difficulties in the service and high technology sectors that are being promoted by Maryland could have an adverse impact on the finances of the State and its subdivisions, and could adversely affect the market value of the Bonds in the Fund or the ability of the respective obligors to make payments of interest and principal due on such Bonds. In addition, Maryland’s relatively high concentration of governmental employment makes the state potentially vulnerable to any decrease in federal, including military, and state governmental spending.

The Port of Baltimore is one of the larger foreign trade ports in the United States and in the world and is a significant factor in Maryland's economy. The total cargo tonnage at the Port increased from 23,639,334 in 2002 to 38.2 million in 2007. The Port handles both high value general cargo, including containers and automobiles, as well as bulk cargo such as coal and grain. The value of the tonnage handled increased from $23.2 billion in 2002 to $41.9 billion in 2007. The ability of the Port to sustain and improve its volume and value of cargoes is dependent, in part, upon national and worldwide economic conditions.

The State and its subdivisions, and their respective officers and employees, are defendants in numerous legal proceedings, including alleged tort and breaches of contract and other alleged violations of laws. Although adverse decisions in these matters could require extraordinary appropriations not budgeted for, in the opinion of the Attorney General of Maryland, the legal proceedings are not likely to have a material adverse effect on the State's financial position.

ADDITIONAL TAX INFORMATION

The following is a general summary of certain tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that may apply to them.

General

For federal tax purposes, the fund is treated as a separate corporation. The fund intends to continue to qualify for treatment as a RIC under the Code, so that it will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the fund so qualifies and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of certain obligations the interest on which is excludable from gross income under section 103(a) of the Code, the fund may pay “exempt-interest” dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends (excluding capital gain distributions), as designated by the fund, equal to the excess of the fund’s excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder’s gross income; however, the amount of those dividends must be reported on the recipient’s federal income tax return.

To continue to qualify for treatment as a RIC under the Code, the fund must distribute annually to its shareholders at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Code plus its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer’s outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income, if any, and net capital gain that it distributes to its shareholders. If the fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain and distributions that otherwise would be “exempt-interest dividends,” as dividends (taxable as ordinary income, except that for individual shareholders, the part of the those distributions, if any, that is “qualified dividend income” would be taxable at the rate for net capital gain – a maximum of 15%) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

If and to the extent the fund receives interest on certain PABs, a proportionate part of the exempt-interest dividends it pays will be treated as a Tax Preference Item. In addition, exempt-interest dividends a corporate shareholder receives may be indirectly subject to the federal alternative minimum tax without regard to whether the distributing fund’s tax-exempt interest is attributable to PABs.

Interest on indebtedness a shareholder incurs or continues to purchase or carry fund shares generally is not deductible. Persons who are “substantial users” (or related persons) of facilities financed by PABs should consult their tax advisers before purchasing shares of the fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, a “substantial user” includes a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

Up to 85% of social security and railroad settlement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received with respect to those shares, and any portion of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received with respect thereto.

To the extent the fund’s dividends are derived from taxable income from temporary investments, from net short-term capital gain or from the use of certain investment techniques, they are taxable to its shareholders as ordinary income (whether paid in cash or reinvested in fund shares) to the extent of its earnings and profits. No portion of those dividends will qualify for the corporate dividends-received deduction or the 15% maximum rate of federal income tax applicable to dividends that individual taxpayers receive through 2010. Distributions derived from net capital gain, if any, are taxable to shareholders as long-term capital gain regardless of the length of time they have held their fund shares (and irrespective of whether those distributions are paid in cash or reinvested in fund shares). The maximum tax rate applicable to a noncorporate taxpayer’s net capital gain recognized on sales or exchanges through December 31, 2010, of capital assets held for more than one year is 15%. In the case of a RIC such as the fund, the relevant holding period is determined by how long the fund has held the portfolio security on which the gain was realized, not by how long you have held your fund shares.

A redemption of fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares (which normally includes any sales charge paid). An exchange of shares of the fund for shares of any other Legg Mason fund generally will have similar tax consequences. However, special tax rules apply if (1) a shareholder disposes of fund shares through a redemption or exchange within 90 days after the shareholder acquired the shares and (2) the shareholder subsequently acquires shares of that fund or of another Legg Mason fund without the imposition of a sales charge that otherwise would have been imposed except for the reinstatement privilege or exchange privilege. In these cases, any sales charge that was imposed on the purchase of the original shares will not be taken into account in determining the amount of gain or loss on the redemption or exchange – the tax effect of that charge will instead be deferred by being treated as having been incurred in connection with the newly acquired shares. In addition, if fund shares are purchased within 30 days before or after redeeming, at a loss, other shares of the same fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and capital gain distributions the fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be reportable by shareholders for the year in which that December 31 falls.

The fund may purchase zero coupon or other municipal obligations issued with original issue discount. As a holder of those securities, the fund must take into account for purposes of the Income Requirement the original issue discount that accrues thereon during the taxable year, even if the fund receives no corresponding payment on the securities during the year. Because the fund annually must distribute substantially all of its income, including accrued original issue discount (even if that discount is tax-exempt), to satisfy the Distribution Requirement, the fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

Hedging Instruments

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures contracts the fund derives with respect to its business of investing in securities will be taxable and will be treated as qualifying income under the Income Requirement.

Maryland Taxes

This is a general discussion of certain Maryland income tax consequences arising from an investment in the fund. Holders should consult their tax advisers in determining the federal, state, local and any other tax consequences of investment in the fund.

The fund intends to qualify annually as a regulated investment company under the Internal Revenue Code (the “Code”). For Maryland income tax purposes a regulated investment company is treated as a corporation.

Fund distributions attributable to interest on obligations of states other than Maryland and their subdivisions, flowing through from the fund, must be added to federal adjusted gross income. Any flow through of interest on obligations and securities of the State of Maryland or its political subdivisions is not taxable and, therefore, does not have to be added to federal adjusted gross income.

The amount of any profit or gain realized from the sale or exchange of a bond issued by the State of Maryland or its political subdivisions is excluded from taxation in Maryland. Profit or gain realized from the sale of other state or local obligations is taxable in Maryland. Therefore, if a dividend from the Fund includes the profit or gain from the sale of a Maryland state or local obligation, or certain United States obligations, such profit or gain may be excluded from taxation in Maryland.

Capital gains realized from the sale of units in the fund are subject to Maryland tax. In this respect, Maryland law follows the federal law and the capital gains portion is reported on the Maryland return from the federal return without modification.

Interest on indebtedness incurred by a shareholder to purchase or carry fund shares generally is not deductible for purposes of either Maryland state or local income tax. Fund shares held by an individual are not subject to the Maryland personal property tax.

In the case of individuals, Maryland imposes an income tax on Tax Preference Items. Interest paid on certain PABs is a Tax Preference Item. Accordingly if the fund holds such bonds, 50% of the interest thereon in excess of a threshold amount is subject to Maryland state and local tax.

The foregoing is only a summary of some of the important Maryland income tax considerations generally affecting the fund and its Holders. No attempt is made to present a detailed explanation of the Maryland personal income tax treatment of the fund or its Holders, and this discussion is not intended as a substitute for careful planning. Holders of the fund should consult their tax advisers about other state and local tax consequences of their investments in the fund and their own Maryland tax situation.

Other State and Local Income Taxes

The exemption of certain interest income for federal income tax purposes does not necessarily result in exemption thereof under the income or other tax laws of any state or local taxing authority. A shareholder may be exempt from state and local income taxes on dividends attributable to interest income derived from obligations of the state, and municipalities or other localities therein, in which he or she is a resident but generally will be taxed on dividends attributable to interest income derived from obligations of other jurisdictions. Shareholders receive notification annually of the portion of the fund's tax-exempt income attributable to each state. Shareholders should consult their tax advisers about the tax status in their own states and localities of distributions from the fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

Future First® Systematic Investment Plan

The Future First® Systematic Investment Plan (“Future First”) is available to those Class A and Class C shareholders who own shares directly with the funds. You should contact your financial adviser to determine if it offers similar services.

If you invest in Class A or Class C shares, the Prospectus explains that you may buy additional shares through Future First. Under this plan you may arrange for automatic monthly investments in Class A or Class C shares of $50 or more by authorizing Boston Financial Data Services (“BFDS”), each fund’s transfer agent, to transfer funds each month from your checking/savings account, or another Legg Mason Fund to be used to buy additional shares. The fund will send you an account statement monthly. The transfer will also be reflected on your regular checking account statement. You may terminate Future First at any time without charge or penalty.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the fund’s prospectus.

Financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund (“Financial Advisers”) may receive a portion of the sales charge as described in the prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares.    Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Institutional Class and Financial Intermediary Class Shares.   Institutional Class and Financial Intermediary Class shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a)  sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) pension, profit-sharing or other benefit plans for the benefit of such persons;

(b)  sales to any employees of Financial Advisers having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Financial Adviser with respect to sales of fund shares, and the immediate families of such persons or a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)  offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)  purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)  purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f)  purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letters of Intent—These help you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Asset Level Goal, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if any shares, including Class A shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, shares of any Legg Mason Fund may be credited towards your Asset Level Goal. This list may change from time to time. Investors should check with LMIS, by calling 1-800-822-5544, or their Financial Adviser to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements of any relevant accounts, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your Financial Adviser, or if you purchase your shares directly through the fund, contact the fund prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your Financial Adviser in writing, or if you purchase your shares directly through the fund, by notifying the fund in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or otherwise cancel the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Adviser, or if you purchase your shares directly through the fund, the fund, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Shareholders purchasing shares at a reduced sales charge under a Letter of Intent indicate their acceptance of these terms and those in the Prospectus with their first purchase.

Contingent Deferred Sales Charge Provisions

The “Contingent Deferred Sales Charge Shares” are: (a) Class C shares; and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed at 1% of the NAV at the time of purchase or redemption, whichever is less.

Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Contingent Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The funds’ distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash  Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (f) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other Legg Mason Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for a Class A, Class C, Institutional Class and Financial Intermediary Class share of the fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A and Class C shares.

Set forth below is an example of the method of computing the offering price of Class A shares of the fund based on the NAV of a share of the fund as of December 31, 2008.

Class A (based on an estimated NAV of $ ___ and a maximum initial sales charge of 4.25%)	$___

Moving Between Share Classes

     If you wish to “move” your investment between share classes (within the same fund or between different funds), the fund generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     Exchanging Class C shares for Class A shares – If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     Moving between other share classes – If you desire to move your investment between share classes and the particular scenario is not described in this SAI, please contact the fund at 1-800-822-5544 (Class A and Class C) or 1-888-425-6432 (Institutional Class and Financial Intermediary Class) for more information.

     Non-taxable transactions – An exchange of shares from one share class of the fund to another share class of the same fund will be treated as a non-taxable exchange, provided that the exchange request is received in writing by the fund and processed as a single transaction.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the fund. You should contact your financial adviser to determine if it offers a similar service.

Class A and Class C Shareholders

Class A and Class C shareholders having an account with a NAV of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the fund’s transfer agent –– fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account –– redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the fund. The fund, its transfer agent, and LMIS also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge”, above for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Institutional Class and Financial Intermediary Class Shareholders

Certain shareholders of the fund’s Institutional Class or Financial Intermediary Class shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account – redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying Legg Mason Investor Services – Institutional. The fund, its transfer agent, and Legg Mason Investor Services – Institutional also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General

The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share, determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the Exchange is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the close of regular trading on the Exchange on the next day the Exchange is open, less any applicable contingent deferred sales charge. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the previous day the Exchange was open, less any applicable contingent deferred sales charge.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under Future First.

Institutional Class Shares

As stated in the Prospectus, Institutional Class shares are generally available only to (1) institutional investors that invest at least $1 million in the fund; (2) investors who purchase shares through investment programs such as fee-based advisory programs, retirement plans, college savings vehicles, and mutual fund supermarkets; and (3) employees of the adviser and spouses and children of such employees. Additionally, the fund’s directors and members of their immediate family may also purchase Institutional Class shares of the fund, subject to a minimum initial investment of $1,000 and a minimum subsequent investment of $50.

Other Information Regarding Redemptions

The fund reserves the right to modify or terminate the telephone, electronic or other redemption services described in the Prospectus and this SAI at any time.

The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund’s investments or determination of its NAV not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund’s shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

     Clients of certain financial intermediaries that maintain omnibus accounts with the fund’s transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the fund’s distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind

The fund reserves the right, under certain conditions, to honor any request for a redemption, or combination of requests from the same shareholder in any 90-day period, totaling at least $250,000 or 1% of the net assets of the fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's NAV per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem in-kind under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the fund’s shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary

The fund has authorized one or more financial services institutions to receive on its behalf purchase and redemption orders. Such financial services institutions are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the fund’s behalf. The fund will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution’s authorized designee, receives the order. Orders will be priced at the fund’s NAV next computed after they are received by an authorized trust company or the financial services institution’s authorized designee and accepted by the fund.

Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary

     You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with the LMIS one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some Legg Mason Funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.

You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

VALUATION OF FUND SHARES

Pricing of fund shares will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board of Trustees.

Disclosure of Portfolio Holdings

The Board of Trustees has adopted the following policy with respect to the disclosure of the fund’s portfolio holdings. The Board of Trustees believes the policy is in the best interests of the fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the fund’s portfolio holdings and the need to protect the fund from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board of Trustees upon the recommendations of the fund’s investment adviser. The Board of Trustees will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.

Policy. Except as described below, no portfolio holdings information of the fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Legal Officer or a person authorized by the Chief Legal Officer.

Public Disclosure of Portfolio Holdings.      The fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period end. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds’ website at www.leggmason.com/individualinvestors. Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the fund’s fiscal year. The fund’s reports and its Form N-Q filings are available at the website of the SEC at http://www.sec.gov.

Complete portfolio holdings information may be provided to shareholders and other persons on a quarterly basis no sooner than 25 calendar days following the quarter-end, provided that such information has been made available to the public through a posting on the Legg Mason Funds’ website or by the filing of Form N-Q or Form N-CSR in accordance with SEC rules.

Partial information concerning the fund’s portfolio holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter- or month-end, provided that such information has been made available to the public through postings on the Legg Mason Funds’ website at least one day previously.

Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the fund’s policy.

Non-Public Dissemination of Portfolio Holdings Information. From time to time it may be necessary to disclose portfolio holdings that are not publicly available, to certain third parties. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by the fund in connection with the services being provided to it by the third party which receives the non-public information. The adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to the fund may result in sales of fund shares.

At the present time the fund has ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

Service Providers:

State Street Bank and Trust Company – Information is provided daily with no time lag.

PricewaterhouseCoopers LLP – Information is provided as needed with no time lag.

K&L Gates LLP – Information is provided with Board of Trustees materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

Institutional Shareholder Services – Information is provided daily with no time lag.

Other Third Parties:

Lipper Analytical Services Corporation – Information is provided quarterly with a time lag of five business days.

Charles River – Information is provided as needed with no time lag.

FactSet Research Systems, Inc. – Information is provided daily with no time lag.

Electra Information Systems – Information is provided daily with no time lag.

In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Additionally, the fund may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the fund. In such a case, the fund does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer’s obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker-dealer whom the adviser believed was misusing the disclosed information.

The Board of Trustees, officers, and certain LMIS employees, including the fund's accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to the fund’s portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.

The fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to the fund’s portfolio holdings or derived from the fund’s portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds’ website or in other published form, so long as the Chief Legal Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably be seen to give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.

1.

A small number of portfolio holdings (including information that the fund no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2.

General information about the portfolio holdings that cannot be used to determine the fund’s portfolio holdings or any portion thereof. This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

The Chief Legal Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

MANAGEMENT OF THE FUND

Under applicable law, the Board of Trustees is responsible for management of the Trust and provides broad oversight over its affairs. The Trust’s officers manage the day-to-day operations of the Trust under the general direction of the Board of Trustees.

The standing committees of the Board of Trustees include an Audit Committee, a Nominating Committee and an Independent Trustees Committee. All trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, are members of all three committees.

     The Audit Committee meets at least twice a year with the Trust’s independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Trust, the auditor’s assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as trustees, to fill vacancies on the Board of Trustees, and to evaluate the performance of trustees. The selection and nomination of candidates to serve as independent trustees to the Trust is committed to the discretion of the Trust’s current trustees who are not interested persons of the Trust (“Independent Trustees”). The Independent Trustees Committee considers matters related to fund operations and oversees issues related to the independent trustees. During the last fiscal year, the Audit Committee met four times, the Nominating Committee did not meet and the Independent Trustees Committee met five times.

     The tables below provide information about the Trust’s trustees and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each trustee and officer is 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.

INDEPENDENT TRUSTEES:

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Hearn, Ruby P. (1940) Trustee	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).
Lehman, Arnold L. (1944) Lead Independent Trustee	Since 1990	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).
Masters, Robin J.W. (1955) Trustee	Since 2002	14

Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc, and Western Asset Debt Securities plc.

				Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Trustee	Since 1990	14	None

Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993-2007); Executive Director of the Baltimore International Festival (1991 - 1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. (1942) Trustee	Since 2002	Director/ Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).
O’Brien, G. Peter (1945) Trustee	Since 1999	Director/ Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Technology Investment Capital Corp.

Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Trustee	Since 2002	14	None

Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).

Tarola, Robert M. (1950) Trustee	Since 2004	14	None

Senior Vice President of W. R. Grace & Co. (specialty chemicals) since 1999. Member, Standing Advisory Group of the Public Company Accounting Oversight Board since 2007. Formerly: Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) (1999-2008) and of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 -1996).

INTERESTED TRUSTEES:

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Curley Jr., John F. (1939) Chairman and Trustee	Since 1990	14	None

Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. (1954) President and Trustee	President since 2001 and Trustee since 2002	President and Director/ Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	None

President, CEO and Director of Legg Mason, Inc. since 2008. Formerly: Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1990	14	None

Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present), and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None

Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Adviser and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).
Morris, Erin K. (1966) Treasurer	Since 2006	3	None

Vice President and Manager, Funds Accounting of Legg Mason & Co., LLC since 2008. Treasurer of Legg Mason Income Trust, Inc., Western Asset Income Fund, Western Asset Funds, Inc., Western Asset Premier Bond Fund (2006-present); Assistant Treasurer Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present). Formerly: Assistant Vice President and Manager, Funds Accounting of Legg Mason & Co., LLC (2005-2008), Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).

(1)     Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

     Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their employment with the fund’s investment adviser or its affiliated entities (including the fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

     The following table shows each trustee’s ownership of shares of the fund and of all the Legg Mason funds served by the trustee as of December 31, 2008:

Name of Trustee	Dollar Range of Equity Securities in Legg Mason Maryland Tax-Free Income Trust:	Aggregate Dollar Range of Shares in the Legg Mason Funds Owned by Trustees

INDEPENDENT TRUSTEES:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

INTERESTED TRUSTEES:

John F. Curley Jr.

Mark R. Fetting

     The following table provides certain information relating to the compensation of the Trust’s trustees. None of the Legg Mason funds has any retirement plan for its trustees. However, each trustee may participate in a deferred compensation plan as discussed below.

Name of Person and Position	Aggregate Compensation from Trust*	Total Compensation from Legg Mason Funds**	Total Compensation from Fund Complex***

INDEPENDENT DIRECTORS:
Hearn, Ruby P. – Trustee	$___****	$_____	$_____

Lehman, Arnold L. – Trustee	$___****	$_____	$_____

Masters, Robin J.W. – Trustee	$_____	$_____	$_____

McGovern, Jill E. – Trustee	$___****	$_____	$_____

Mehlman, Arthur S. – Trustee	$_____	$_____	$_____

O’Brien, G. Peter –Trustee	$___****	$_____	$_____

Rowan, S. Ford – Trustee	$_____	$_____	$_____

Tarola, Robert M. – Trustee	$_____	$_____	$_____

INTERESTED DIRECTORS:
Curley, John F., Jr. – Chairman of the Board and Trustee	None	None	None

Fetting, Mark R. – Trustee	None	None	None

*	Represents compensation paid to each trustee by the Trust for the period ended December 31, 2008.

**

Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2008 from the Legg Mason Funds. During that period there were 10 open-end investment companies in the Legg Mason Funds, consisting of 14 portfolios.

***

Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2008 from the Fund Complex. The Fund Complex includes the Legg Mason Funds and the 27 portfolios of The Royce Funds.

****

The total amount of deferred compensation accrued by the Trust (including earnings or depreciation in value of amounts deferred) through December 31, 2008 for participating trustees is as follows: Ruby P. Hearn, $_____; Arnold L. Lehman, $_____; Jill E. McGovern, $_____; and G. Peter O'Brien, $_____.

Officers and trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. For serving as a director/trustee of all of the Legg Mason mutual funds, each Independent Trustee receives an annual retainer of $75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual Trustees may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Trustee receives additional compensation of $18,000 annually. The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. Independent Trustees will also receive a fee of $3,750 or $1,250 for any special Board meetings they attend in person or by telephone, respectively. The Independent Trustees review the level of trustee compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund’s counsel and independent consultants, as appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds in the complex, market changes in mutual fund director compensation, changes in the operational and regulatory environment, and changes in the oversight role played by the Independent Trustees.

On December 31, 2008, the trustees and officers of the Trust beneficially owned in the aggregate less than 1% of any class of the fund's outstanding shares.

On December 31, 2008, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o Legg Mason Funds at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.

NAME and ADDRESS	FUND/CLASS	% OF CLASS HELD
Citigroup Global Markets, Inc. House Account 700 Red Brook Owings Mills, MD 21117-5184	Maryland Tax-Free - Primary Class	____%

THE FUND’S INVESTMENT MANAGER/ADVISER

Legg Mason Fund Adviser, Inc. (“LMFA”), a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA is a wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”), which also is the parent of LMIS. LMFA serves as the fund’s manager under an Investment Advisory and Management Agreement ("Advisory Agreement") dated June 1, 2000. LMFA is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

The Advisory Agreement provides that, subject to overall direction by the Board of Trustees, LMFA will manage the investment and other affairs of the fund. LMFA is responsible for managing the fund consistent with the 1940 Act, the Code, and the fund’s investment objective and policies described in the fund’s Prospectus and this SAI.

LMFA is obligated to (a) furnish the fund with office space and executive and other personnel necessary for the operations of the fund; (b) supervise all aspects of the fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Trust's officers and trustees. In addition, LMFA and its affiliates pay all compensation of trustees and officers of the Trust who are employees of the adviser. The fund pays all its other expenses, which are not expressly assumed by the adviser. These expenses include, among others, interest expense, taxes, auditing and accounting fees, distribution fees, if any, fees and expenses of the independent trustees of the Trust, brokerage fees and commissions, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, transfer agency fees, legal expenses, insurance expenses, statements of additional information, association membership dues, governmental fees, costs of shareholder meeting and proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, and the expense of reports to shareholders. The fund also pays the expenses for maintenance of its financial books and records, including computation of the fund's daily NAV per share and dividends. The fund is also liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund also may have an obligation to indemnify the trustees and officers of the Trust with respect to litigation.

Under the Advisory Agreement, the adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

With respect to the fund, the Advisory Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Board of Trustees, by vote of a majority of the fund's outstanding voting securities, or by the adviser, on not less than 60 days' prior notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of both parties to the Agreement.

As explained in the Prospectus, the adviser receives for its services a fee, calculated daily and payable monthly, at an annual rate of 0.55% of the average daily net assets of the fund. LMFA has voluntarily agreed to waive its fees or reimburse expenses to the extent that the fund’s total annual operating expenses attributable to Class A, Class C, Financial Intermediary Class and Institutional Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.60%, 1.25%, 0.80% and 0.45% of the fund’s average daily net assets attributable to Class A, Class C, Financial Intermediary Class and Institutional Class shares, respectively. These waivers are currently expected to continue until August 1, 2009, but may be terminated at any time.

          For the fiscal years ended March 31, the fund paid LMFA advisory fees of (prior to fees waived):

Year	Advisory Fees Paid
2008	$815,469
2007	$786,083
2006	$852,951

          For the fiscal years ended March 31, the following advisory fees were waived:

Year	Advisory Fees Waived
2008	$374,514
2007	$382,266
2006	$410,066

Under the Advisory Agreement, the fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated or until the right is withdrawn in writing by LMFA.

Pursuant to a Sub-Advisory Agreement between LMFA and Legg Mason Investment Counsel, LLC (“LMIC”) dated June 1, 2000 (“Sub-Advisory Agreement”), LMIC acts as the fund’s adviser. LMIC is also a wholly owned subsidiary of Legg Mason, Inc. Under the Sub-Advisory Agreement, LMIC is responsible, subject to the general supervision of LMFA and the Board of Trustees, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For LMIC’s services to the fund, LMFA (not the fund) pays LMIC a fee, computed daily and payable monthly, at an annual rate of 0.50% of the fund’s average daily net assets (net of any waivers or reimbursements by LMFA of its fee).

For the fiscal year ended March 31, 2008, LMFA paid the following fees to LMIC and Legg Mason Investment Counsel and Trust Company, N.A. (“LM Trust”) on behalf of the fund:

Year	Sub-Advisory Fees Paid
2008	$400,868

Prior to June 8, 2007, LM Trust acted in the capacity in which LMIC acts.

For the following fiscal years ended March 31, LMFA paid the following fees to LM Trust on behalf of the fund:

Year	Sub-Advisory Fees Paid
2007	$367,106
2006	$402,622

Under the Sub-Advisory Agreement, LMIC will not be liable for an error of judgment or mistake of law or for any loss suffered by the adviser or the fund in connection with the performance of the Sub-Advisory Agreement, except that LMIC may be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligation or duties thereunder.

Portfolio Manager

R. Scott Pierce, CFA is portfolio manager of the fund primarily responsible for its day-to-day management. The table below provides information regarding other accounts for which Mr. Pierce has day-to-day management responsibility.

As of March 31, 2008:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	0	$0	None	$0
Other pooled investment vehicles	0	$0	None	$0
Other accounts	101	$611 million	None	$0

LMIC has not identified any material conflicts of interest arising in the connection with the manger’s simultaneous management of the fund’s investments and the investments of other accounts managed by the adviser. Due to the nature of the fund’s investments in investment grade, tax-free fixed-income securities with wide and liquid markets, the investment opportunities presented can generally be employed in the management of all appropriate accounts. Any potential conflicts are handled in accordance with LMIC’s trade allocation policy.

As compensation for his portfolio management function, Mr. Pierce is paid a competitive base salary and is eligible to receive a discretionary bonus. Mr. Pierce is compensated based on a variety of factors, including contribution to portfolio performance, contribution to the research and investment process, and compliance with regulatory and prospectus requirements. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. Although some portion of portfolio manager compensation is broadly based on performance, portfolio “performance” is defined generally as meeting shareholder objectives as reflected in the fund’s prospectus rather than more narrowly as maximizing total return. Compensation relating to management of the Legg Mason mutual funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation.

As of March 31, 2008, Mr. Pierce owned no shares of the fund.

Code of Ethics

The fund, LMIC, LMFA and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by the fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason Funds, personnel covered by the code: must hold fund shares purchased for at least sixty days, unless a specific waiver is granted by the person’s employer; and are prohibited from using their knowledge of the portfolio of a Legg Mason Fund to engage in any trade or short-term trading strategy involving that fund.

Proxy Voting

The Legg Mason Funds have developed proxy voting procedures whereby, subject to Board of Trustees oversight, the advisers and/or sub-advisers that actually manage the assets of the fund are delegated the responsibility for assessing and voting the fund’s proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser or the adviser’s affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through www.leggmason.com/IndividualInvestors/documents/ shareholder_information/D3364-sectaxfree.pdf or the SEC’s Internet site at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Advisory Agreement and Sub-Advisory Agreement, LMFA and LMIC are responsible for the execution of portfolio transactions. Corporate, municipal and government debt securities are generally traded on the over-the-counter ("OTC") market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, the adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions for agency transactions or spreads (on so-called “riskless principal” transactions) to broker-dealers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the fund, the adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. Furthermore, the lack of a centralized mechanism for reporting bids, offers and transaction prices in fixed-income securities can at times make it difficult for the adviser to discover the best available price.

Consistent with the policy of most favorable price and execution, LMIC may give consideration to research, statistical and other services furnished by brokers or dealers to the adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these brokers a higher brokerage commission than may be charged by other brokers or a higher transaction fee on so-called “riskless principal” trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and the provision of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to LMIC in connection with services to clients other than the fund whose brokerage generated the service. On the other hand, research and analysis received by the adviser from broker-dealers executing orders for clients other than the fund may be used for the fund’s benefit. LMIC's fee is not reduced by reason of their receiving such brokerage and research services.

The fund may use brokerage firms affiliated with the fund’s investment adviser (“affiliated broker”) as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, the fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

Except as permitted by SEC rules or orders, the fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called “riskless principal” trades. The Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act, whereby the fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit the fund's investment in the amount of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that the fund together with all other registered investment companies having the same investment adviser and all private accounts controlled by the same investment adviser may not purchase more than 25% of the principal amount of the offering of such class. In addition, the fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities or if such purchase is designated as a “group sale” in an underwriting in which LMIS participates. In no case in which the fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated persons.

Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the fund, unless the affiliate expressly consents by written contract. The Advisory Agreement and Sub-Advisory Agreement expressly provide such consent.

Investment decisions for the fund are made independently from those of other funds and accounts advised by LMIC. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account’s ability to participate in large-volume transactions may produce better executions and prices.

Portfolio Turnover

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. The fund's portfolio turnover rate may vary from year to year, depending on market conditions. A high turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the fund. It may also change the character of capital gains, if any, realized by the fund and would affect dividends paid to shareholders because short-term capital gains are taxable as ordinary income.

For the fiscal years ended March 31, the fund’s portfolio turnover rates were as follows:

Year	Portfolio Turnover Rate
2008	6.3%
2007	8.9%

THE FUND’S DISTRIBUTOR

LMIS acts as distributor of the fund's shares pursuant to a Distribution Agreement with the Trust. Except as noted in the Prospectus, the Trust’s shares are distributed in a continuous offering. The Distribution Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including the expenses for printing and distribution of the prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the fund's expense), and for supplementary sales literature and advertising costs.

The fund has adopted Distribution Plans for Class A shares (“Class A Plan”), Class C shares (“Class C Plan”) and Financial Intermediary Class shares (“Financial Intermediary Plan”), each a “Plan,” which, among other things, permits the fund to pay LMIS fees for its services related to sales and distribution of Class A shares, Class C shares and Financial Intermediary Class shares and the provision of ongoing services to the shareholders of each class. Payments with respect to a class are made only from assets attributable to that class. Under the Class A Plan, the aggregate fees may not exceed an annual rate of 0.15% of the fund's average daily net assets attributable to Class A shares. Under the Class C Plan, the aggregate fees may not exceed an annual rate of 0.70% of the fund’s average daily net assets attributable to Class C shares. Under the Financial Intermediary Class Plans, the aggregate fees may not exceed an annual rate of 0.40% (currently limited to 0.25%) of the fund’s average daily net assets attributable to Financial Intermediary Class shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses. LMIS may pay all or a portion of the fees to Financial Advisers. Class A Plan and Class C Plan also provide that LMIS and Financial Advisers may receive all or a portion of the sales charges paid by Class A or Class C.

Amounts payable by the fund under a Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund. The Plans do not obligate the fund to reimburse LMIS for the actual expenses LMIS may incur under the Plans. Thus, even if LMIS’ actual expenses exceed the fee payable to LMIS at any given time, the fund will not be obligated to pay more than that fee. If LMIS’ expenses are less than the fee it receives, LMIS will retain the full amount of the fee.

The Plans were each adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of any Plan or any Distribution Agreement (“12b-1 Trustees”). In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the Trustees determined that there was a reasonable likelihood that the Plan would benefit the applicable fund, class and its shareholders. The Trustees considered, among other things, the extent to which the potential benefits of each Plan to the fund’s Class A, Class C or Financial Intermediary Class shareholders, as applicable, could offset the costs of each Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of the fund's Class A shares, Class C shares and Financial Intermediary Class shares, as applicable, would be likely to maintain or increase the amount of compensation paid by the fund to LMFA.

In considering the costs of each Plan, the trustees gave particular attention to the fact that any payments made by the fund to LMIS under a Plan would increase the fund's level of expenses applicable to Primary Class in the amount of such payments. Further, the trustees recognized that LMFA and the adviser would earn greater management and advisory fees if the fund's assets were increased, because such fees are calculated as a percentage of the fund's assets and thus would increase if net assets increase. The trustees further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

Among the potential benefits of the Plans, the trustees noted that the payment of distribution and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to the fund's Class A, Class C and Financial Intermediary Class shares, as applicable, and to maintain and enhance the level of services they provide to the fund’s respective class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by the fund in connection with a Plan. Furthermore, the investment management of the fund could be enhanced, as any net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Each Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan. A Plan may be terminated with respect to a class of the fund by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities of the applicable class of the fund. Any change in a Plan that would materially increase the distribution costs to the fund requires shareholder approval; otherwise, a Plan may be amended by the trustees, including a majority of the 12b-1 Trustees.

In accordance with Rule 12b-1, each Plan provides that LMIS will submit to the Board of Trustees, and the trustees will review at least quarterly, a written report of any amounts expended pursuant to a Plan and the purposes for which expenditures were made.

As compensation for its services and expenses, LMIS receives from the fund an annual distribution fee equivalent to 0.15% of the fund’s average daily net assets attributable to Class A shares in accordance with the Class A Plan. As compensation for its services and expenses, LMIS receives from the fund an annual distribution fee equivalent to up to 0.45% of its average daily net assets attributable to Class C shares and an annual service fee equivalent to up to 0.25% of its average daily net assets attributable to Class C shares in accordance with the Class C Plan.  As compensation for its services and expenses, LMIS receives from the fund an annual distribution fee equivalent to up to 0.15% of the fund’s average daily net assets attributable to Financial Intermediary Class shares and an annual service fee equivalent to up to 0.25% of its average daily net assets attributable to Financial Intermediary Class shares in accordance with the Financial Intermediary Class Plan. The Board of Trustees has currently approved payment of only 0.25% under the Financial Intermediary Class Plan (0.15% service fee and 0.10% distribution fee). All distribution and service fees are calculated daily and paid monthly.

For the fiscal year ended March 31, 2008, the fund incurred distribution and service fees of $370,668 with respect to Class A shares (formerly known as Primary Class shares). Prior to February 1, 2009, the fund paid LMIS an annual distribution fee equal to 0.125% and an annual service fee equal to 0.125% of the fund’s average daily net assets attributable to Primary Class shares in accordance with a Distribution and Shareholder Services Plan.

All such fees were paid to LMIS, the fund’s Principal Underwriter as provided for in the underwriting agreement between LMIS and the fund and pursuant to the Plans.

DESCRIPTION OF THE TRUST

The Declaration of Trust authorizes the Trust to issue an unlimited number of shares and to create additional series, each of which may issue separate classes of shares. The fund currently offers Class A, Class C, Financial Intermediary Class and Institutional Class shares. Each share in the fund is entitled to one vote for the election of trustees and any other matter submitted to a vote of fund shareholders. Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the fund are fully paid and nonassessable and have no preemptive or conversion rights.

Shareholders’ meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of trustees, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1), or the Board of Trustees otherwise deems a meeting appropriate or necessary. The Trust will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective fund at 100 Light Street, Baltimore, Maryland 21202, Attn: Fund Secretary, stating the purpose of the proposed meeting and the matters to be acted upon.

OTHER INFORMATION

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund and of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, the fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which the adviser believes is remote. Upon payment of any liability incurred by any fund shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way as to avoid, as far as reasonably possible, ultimate liability of the shareholders for liabilities of the fund.

THE TRUST'S CUSTODIAN AND
TRANSFER AND DIVIDEND-DISBURSING AGENT

State Street Bank and Trust Company (“State Street”), P.O. Box 1713, Boston, MA 02105, serves as custodian of the fund’s assets. BFDS, P.O. Box 953, Boston, MA 02103, as agent for State Street, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. The fund reserves the right to institute other charges on shareholders to cover the fund’s administrative costs.

THE TRUST'S LEGAL COUNSEL

K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as counsel to the Trust.

THE TRUST'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 E. Pratt Street, Baltimore, MD 21202, serves as the Trust's independent registered public accounting firm.

FINANCIAL STATEMENTS

The Annual Report to Shareholders for the fiscal year ended March 31, 2008 contains the Trust’s financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm, all of which are hereby incorporated by reference herein. The Semi-Annual Report to Shareholders for the fiscal period ended September 30, 2008 contains the Trust’s financial statements and accompanying notes, all of which are hereby incorporated by reference herein.

APPENDIX A

RATINGS OF SECURITIES

1.     Description of Moody's Ratings

Municipal Bonds

Aaa - An obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

Aa - An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and comprise what are generally known as high-grade bonds.

A - An obligation rated A is considered upper-medium-grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

Ba - An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

B - An obligation rated B is considered speculative and is subject to high credit risk.

Caa - An obligation rated Caa is judged to be of poor standing and is subject to very high credit risk.

Ca - An obligation rated Ca is judged to be highly speculative and is likely in, or very near, default, with some prospect for recovery of principal and interest.

C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating.

Municipal Notes

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rated demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Notes bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Commercial Paper

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers with a Prime-1 (“P-1") rating will normally have the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

2.     Description of S&P Ratings

Municipal Bonds

AAA - This is the highest rating assigned by S&P to an obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds which are rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

S & P may assign (+) or (-) modifiers to indicate relative strength or weakness within a particular rating category.

Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation SP-1+.

Commercial Paper

A-1.     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2.     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

3.     Description of Fitch Ratings

Investment Grade Bonds

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse change in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Short-term Ratings

F-1+ - Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very Strong Credit Quality. Issues assigned this rating reflect assurance of timely payment only slightly less in degree than issues rated "F-1+."

APPENDIX B

Legg Mason Funds
Proxy Voting Policies

(Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1.  Voting Proxies – Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2.  Proxy Voting Policies of Advisers to Legg Mason Funds – Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3.  Funds’ Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers’ policies for the voting of the funds’ proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4.  Annual Review – An adviser’s proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser’s stated proxy voting policies and procedures.

5.  Changes to Advisers' Policies and Procedures - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

Legg Mason Fund Adviser, Inc.
Proxy Voting Policy

LMFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy voting responsibility for any of the funds.

Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMFA (or its affiliates if such conflict is known to persons responsible for voting at LMFA) and any fund, the Board of Directors of LMFA shall consider how to address the conflict and/or how to vote the proxies. LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

LEGG MASON INVESTMENT COUNSEL, LLC

PROXY VOTING

Background

LMIC has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). If authority to vote proxies is established by the client by executing the Proxy Voting Form- Exhibit C of the Investment Management Agreement, our proxy voting guidelines have been tailored to reflect this specific contractual obligation. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, LMIC will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than LMIC) regarding the voting of any securities owned by its clients.

Voting Authority

In general, LMIC shall undertake responsibility for proxy voting as follows: (1) for accounts where LMIC has no investment authority (such as when it serves as custodian or directed trustee), unless by agreement with LMIC, LMIC shall deliver proxies to the account owner or the party who exercises investment discretion over the account; (2) for accounts where LMIC shares investment authority with another party (such as with a co-trustee), LMIC shall assume the responsibility and authority with respect to the voting of proxies, unless by agreement with LMIC, such other party expressly reserves to itself the voting of proxies for the account; (3) for accounts where LMIC has sole investment authority, it shall assume the responsibility and authority with respect to the voting of proxies, unless such responsibility and authority expressly have been delegated to others (such as sub-advisers) or reserved to the trustee or other named fiduciary of a client account. For accounts where LMIC has appointed a sub-adviser to manage the client account, LMIC shall deliver proxies to the sub-adviser for its exercise of voting rights, unless such sub-adviser expressly disclaims the voting of proxies. An account owner or other beneficiary may direct LMIC to refrain from voting a specific security, and name themselves or another person to so vote, while LMIC retains voting authority over the other securities in the account.

With respect to shares over which LMIC has voting authority, LMIC will not decline to vote proxies except in extraordinary circumstances. Nor will LMIC accept direction from others with regard to the voting of proxies, although LMIC will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue. LMIC may vote proxies related to the same security differently for different clients.

LMIC seeks to identify any material conflicts that may arise between the interests of LMIC and its clients. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by the Investment Policy Committee, voting in accordance with the previously established guidelines set forth by the Investment Policy Committee. The Investment Policy Committee may seek the advice or recommendation of an independent third party, in its sole discretion. The Investment Policy Committee is comprised of senior executives of LMIC, as appointed by the Investment and Trust Committee of the LMIC Board of Directors.

Voting Guidelines

Proxies will not be voted without an analysis of the underlying issues involved. LMIC’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners or beneficiaries. Any item on a proxy that would tend to inhibit the realization of maximum value shall receive a negative vote from LMIC. Examples of such items would be any activities that could be viewed as “poison pill” maneuvers. On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with guidelines established by the LMIC Investment Policy Committee, consistent with the policy of maximizing value.

Voting Records & Client Notification

A complete record and file of all votes cast, and where appropriate, the reason therefore, shall be maintained by LMIC. A proxy log will be maintained, including the following data: issuer name, exchange ticker symbol of the issuer’s shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer’s management team. Clients may obtain information with regard to the manner in which their proxies were voted, as well as the more detailed policies and procedures upon which this summary is based by contacting LMIC at Legg Mason Trust, 100 Light Street, Baltimore, Maryland, 21202, attention: Proxy Administrator. In addition, when required by applicable banking or investment adviser statutes and rules, a description of these Policies and Procedures shall be provided to new clients prior to the inception of their account.

Timing

LMIC personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Disclosure

LMIC’s proxy policies are described in the firm’s Part II of Form ADV. Prior to August 1, 2003, LMIC will deliver a copy of LMIC’s Proxy Policy to all existing clients. New Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Voting Procedures When LMIC Utilizes a Third Party Proxy Service

If LMIC utilizing a third party proxy service in connection with certain client accounts, the Proxy Coordinator will ensure that the proxy service receives updated holdings for the affected accounts. The Proxy Coordinator will also ensure that the proxy service delivers its recommendations on a timely basis and that such information is provided to the Investment Management Team. After the Investment Management Team authorizes the proxy service to vote, the Proxy Coordinator will maintain records of the proxy service recommendations and voting reports.

Corporate Actions

All corporate action related material will be delivered to LMIC’s corporate action coordinator (the “Corporate Action Coordinator”), who will pay strict attention to any pending corporate actions that may be undertaken by, or with respect to, the issuers of securities held in client accounts. When the Corporate Action Coordinator receives notice of a pending corporate action, he or she will be responsible for coordinating with the Investment Management Team to determine the firm’s desired course of action and communicating the firm’s instructions to the custodian in a timely manner.

The Corporate Action Coordinator will also keep accurate records of each corporate action and the steps that were taken by the firm in a corporate actions log.

COMMUNICATIONS WITH BENEFICIAL OWNERS

It is the policy of LMIC to comply with the Shareholder Communications Act of the Securities and Exchange Commission. Under the Shareholder Communications Act, LMIC is required to forward proxy materials to beneficial owners whose securities are held by LMIC. Also, LMIC is required to provide a corporate issuer, on request, with the names, addresses and securities positions of certain beneficial owners. It is the policy of LMIC to solicit the consent of beneficial owners to determine whether disclosure is appropriate. For accounts opened on or before December 28, 1986, the beneficial owner must affirmatively consent to disclosure; for accounts opened after that date, the beneficial owner will be deemed to have consented to such disclosure if he has not affirmatively objected to disclosure.

Procedures

On the distribution of proxy material, LMIC will respond to a request within seven days as to the number of sets of proxy materials and/or annual reports it needs for forwarding to beneficial owners.

LMIC will forward proxy soliciting material and/or annual reports directly to beneficial owners within five business days after the date the material is received.

An executed proxy or a request for voting instructions will be forwarded to those beneficial owners whose securities are directly held by LMIC within five business days after the date the proxy cards are received.

Legg Mason Tax-Free Income Fund

Part C.		Other Information

Item 23.		Exhibits

(a)	(i)	Declaration of Trust (1)
	(ii)	Amendment to Declaration of Trust dated January 31, 1991 (1)
	(iii)	Amendment to Declaration of Trust dated March 11, 1991 (1)
	(iv)	Amendment to Declaration of Trust dated July 30, 1992 (1)
	(v)	Amendment to Declaration of Trust dated July 29, 1994 (2)
	(vi)	Amendment to Declaration of Trust dated September 14, 1999 (3)
	(vii)	Amendment to Declaration of Trust dated July 3, 2001 (4)
	(viii)	Amendment to Declaration of Trust dated September 6, 2002 (7)

(b)	Amended and Restated Bylaws dated August 8, 2002 (7)

(c)

Instruments defining the rights of security holders with respect to Maryland Tax-Free Income Trust are contained in the Declaration of Trust, with subsequent amendments, and in the Amended and Restated By-Laws, which are incorporated by reference as specified in Exhibits (a) and (b) to Item 23 of Part C herein.

(d)	(i)	Investment Advisory and Management Agreement (3)
	(ii)	Sub-Advisory Agreement (3)
	(iii)	Inter-Affiliate Transfer Agreement (14)

(e)	Distribution Agreement (14)
	(i)	Anti-Money Laundering Delegation Agreement dated November 3, 2006 (12)
	(ii)	Amendment No. 1 to the Distribution Agreement dated December 15, 2006 (14)

(f)	Bonus, profit sharing or pension plans – none

(g)	(i)	Custodian Agreement (1)
	(ii)	Amendment to Custodian Agreement dated July 1, 2001 (5)

(h)	(i)	Transfer Agency and Service Agreement (1)
	(ii)	Amendment to Transfer Agency and Service Agreement dated November 1, 2001(6)
	(iii)	Sub-Accounting Agreement (11)

(i)	Legal opinion and consent of counsel – to be filed

(j)	Consent of Independent Registered Public Accounting Firm – to be filed

(k)	Financial statements omitted from Item 22 – none

(l)	(i)	Agreement for providing initial capital with respect to the Maryland, Pennsylvania and High Quality Portfolios (1)
	(ii)	Agreement for providing initial capital with respect to the Tax-Free Intermediate-Term Income Portfolio (1)

(m)	(i)	Amended Distribution Plan pursuant to Rule 12b-1 (1)
	(ii)	Amendment to the Distribution Plan (13)
	(iii)	Amendment to the Amended Primary Class Distribution Plan pursuant to Rule 12b-1 – filed herewith.
	(iv)	Form of Class C Distribution Plan pursuant to Rule 12b-1 – filed herewith.
	(v)	Form of Financial Intermediary Class Distribution Plan pursuant to Rule 12b-1 – filed herewith.

(n)	(i)	Multiple Class Plan Pursuant to Rule 18f-3 for Maryland Tax Free Income Trust – filed herewith.
	(ii)	Multiple Class Plan Pursuant to Rule 18f-3 for Pennsylvania Tax-Free Income Trust (9)
	(iii)	Multiple Class Plan Pursuant to Rule 18f-3 for Tax-Free Intermediate-Term Income Trust (8)

(p)	Code of Ethics for the funds, their investment adviser and their principal underwriter
	(i)	Legg Mason Funds and Legg Mason Investor Services, LLC (10)
	(ii)	Legg Mason Investment Counsel (13)

(1)

Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 10 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 31, 1997.

(2)

Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed June 15, 1995.

(3)

Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 14 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 27, 2000.

(4)

Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 11, 2001.

(5)

Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 16 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 16, 2002.

(6)

Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 40 to the registration statement of Legg Mason Income Trust, Inc., SEC File No. 2-62218, filed November 1, 2002.

(7)

Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 17 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed May 29, 2003.

(8)

Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed April 21, 2004.

(9)

Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 18 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 24, 2003.

(10)

Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 25 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 25, 2007.

(11)	Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 38 to the Registration Statement of Legg Mason Value Trust, Inc., SEC File No. 2-75766, filed July 29, 2005.

(12)

Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 17 to the registration statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed on February 26, 2007.

(13)

Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 26, 2006.

(14)

Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 23 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 27, 2007.

Item 24.	Persons Controlled By or Under Common Control with Registrant

None

Item 25.	Indemnification

Reference is made to Article 10 of Registrant’s Declaration of Trust, Article 10 of Registrant’s Amended and Restated Bylaws, and Section 10 of the Distribution Agreement. Article 10 of Registrant’s Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving trustees, officers, employees and agents will be paid by the Trust in advance of a final disposition thereof if certain conditions are met.

In Section 10 of the Distribution Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (“Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectuses and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Manager and Investment Adviser

(a)

Legg Mason Fund Adviser, Inc. (“LMFA”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMFA have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, Batterymarch
Director, LMCM
Manager, Brandywine
Director, Brandywine Singapore
Manager, Clear Adv
Director, Clear Asset
Senior Executive Vice President, Legg Mason, Inc.
Director, Barrett
Director, Bartlett
Manager and President, Gray Siefert & Co
Director, LMFA
Director, LM Canada Hldg
Director, LM Funding
Manager, GAA
President, GCIM
Manager, LMIC
Manager, LM Marketing
Manager, LMPFA
Director, LMREI
Director, LMRESA
President and Director, LMRC
President and Director, LMRG
President and Director, LMRP
Director, LMIH
President and Director, LMRCII
President and Director, LMRC Properties
Director, PCM I
Director, PCM II
Director, Permal
Manager, Royce
Director, SBFM
Director, WAM
Director, WAMCL
Director, WAM Tokyo
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, WAM Singapore

Charles J. Daley, Jr.	Treasurer, Brandywine
Director, LMFA
Treasurer and Director, LMCM
Vice President and Treasurer, LMIC
Delegation of Authority, LMM
President, NS
Director, President, and Treasurer, The Baltimore Co
President, Treasurer and Director, BMML
Manager, Clear Adv
Manager, Clear Asset
Vice President and Treasurer, GS
Senior Vice President, CFO, and Treasurer, Legg Mason, Inc.
Manager, President, Treasurer, Legg Mason & Co
Director, LM & Co (UK) Ltd
Treasurer, LMFunds
President and Director, LM Funding
Manager, GAA
Manager, GCIM
President and Manager, LMIH
President and Manager, LMIH II
President and Manager, LMIH Chile
Vice President and Treasurer, LM Marketing
Manager, LMPFA
President, Director, and Treasurer, LM Properties
Treasurer, LMREI
President, Treasurer, and Director, LMCRES
President and Treasurer, LMRESA
Vice President and Treasurer, LMRC
Vice President and Treasurer, LMRG
Vice President and Treasurer, LMRP
Director and Treasurer, LMTS
Treasurer, LM Tower
Vice President and Treasurer, LMRC II
Vice President and Treasurer, LMRC Properties
President and Director, LM Canada Hldg

Mark R. Fetting	President, CEO, Chairman and Director, LMFA
Director, Batterymarch
Manager, Brandywine
Director, LMCM
Manager, Clear Adv
Manager, Clear Asset
President, CEO and Director, Legg Mason, Inc.
Manager, GAA
President and Managing Director, LMIS
Manager, LMPFA
Director, LMFunds
Director, PCM I
Director, PCM II
Manager, Royce
Manager, SBFM
Director, LM Canada Hldgs

Joseph P. Larocque	Vice President, LMFA
Director, Brandywine Singapore
Vice President and Manager, LMIH
Vice President, LMIS

Amy M. Olmert	Vice President, LMFA
Vice President, LMPFA

Thomas C. Merchant	Secretary, Brandywine
Secretary, LMCM
Vice President and Secretary, Legg Mason, Inc.
Secretary, The Baltimore Co.
Secretary, Barrett
Assistant Secretary, Bartlett
Assistant Secretary, BRE
Secretary, FG
Secretary, LMFunds
Secretary, GCIM
Secretary, LMCF
Secretary, LMIC
Vice President and Secretary, LM Funding
Secretary, LMREI
Secretary, LMCRES
Secretary, BMML
Secretary, LM Canada Hldg
Secretary, LMIH
Secretary, LMIH II
Secretary, LMIH Chile
Vice President and Assistant Secretary, LMPFA
Secretary, LMPAC
Secretary, LM Properties
Secretary, LMREI
Secretary, LMRESA
Secretary, LMREC
Secretary, LMREC II
Secretary, LMRG
Secretary, LMRP
Secretary, LMTS
Secretary, LM Tower
Secretary, LMRC
Secretary, LMRC II
Secretary, LMCC
Secretary, LMCS I
Secretary, LMCS II
Secretary, LMCS III
Secretary, LMCS IV
Vice President and Treasurer, LMFM
Assistant Secretary, LMRES Hldgs
Secretary, LMRC Properties

(b)

Legg Mason Investment Counsel (“LMIC”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMIC have been engaged as director, officer, employee, partner or trustee.

Peter L. Bain	Director, Batterymarch
Director, LMCM
Manager, Brandywine
Director, Brandywine Singapore
Manager, Clear Adv
Director, Clear Asset
Senior Executive Vice President, Legg Mason, Inc.
Director, Barrett
Director, Bartlett
Manager and President, Gray Siefert & Co
Director, LMFA
Director, LM Canada Hldg
Director, LM Funding
Manager, GAA
President, GCIM
Manager, LMIC
Manager, LM Marketing
Manager, LMPFA
Director, LMREI
Director, LMRESA
President and Director, LMRC
President and Director, LMRG
President and Director, LMRP
Director, LMIH
President and Director, LMRCII
President and Director, LMRC Properties
Director, PCM I
Director, PCM II
Director, Permal
Manager, Royce
Director, SBFM
Director, WAM
Director, WAMCL
Director, WAM Tokyo
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, WAM Singapore

Charles J. Daley, Jr.	Treasurer, Brandywine
Director, LMFA
Treasurer and Director, LMCM
Vice President and Treasurer, LMIC
Delegation of Authority, LMM
President, NS
Director, President, and Treasurer, The Baltimore Co
President, Treasurer and Director, BMML
Manager, Clear Adv
Manager, Clear Asset
Vice President and Treasurer, GS
Senior Vice President, CFO, and Treasurer, Legg Mason, Inc.
Manager, President, Treasurer, Legg Mason & Co
Director, LM & Co (UK) Ltd
Treasurer, LMFunds
President and Director, LM Funding
Manager, GAA
Manager, GCIM
President and Manager, LMIH
President and Manager, LMIH II
President and Manager, LMIH Chile
Vice President and Treasurer, LM Marketing
Manager, LMPFA
President, Director, and Treasurer, LM Properties
Treasurer, LMREI
President, Treasurer, and Director, LMCRES
President and Treasurer, LMRESA
Vice President and Treasurer, LMRC
Vice President and Treasurer, LMRG
Vice President and Treasurer, LMRP
Director and Treasurer, LMTS
Treasurer, LM Tower
Vice President and Treasurer, LMRC II
Vice President and Treasurer, LMRC Properties
President and Director, LM Canada Hldg

Thomas C. Merchant	Secretary, Brandywine
Secretary, LMCM
Vice President and Secretary, Legg Mason, Inc.
Secretary, The Baltimore Co.
Secretary, Barrett
Assistant Secretary, Bartlett
Assistant Secretary, BRE
Secretary, FG
Secretary, LMFunds
Secretary, GCIM
Secretary, LMCF
Secretary, LMIC
Vice President and Secretary, LM Funding
Secretary, LMREI
Secretary, LMCRES
Secretary, BMML
Secretary, LM Canada Hldg
Secretary, LMIH
Secretary, LMIH II
Secretary, LMIH Chile
Vice President and Assistant Secretary, LMPFA
Secretary, LMPAC
Secretary, LM Properties
Secretary, LMREI
Secretary, LMRESA
Secretary, LMREC
Secretary, LMREC II
Secretary, LMRG
Secretary, LMRP
Secretary, LMTS
Secretary, LM Tower
Secretary, LMRC
Secretary, LMRC II
Secretary, LMCC
Secretary, LMCS I
Secretary, LMCS II
Secretary, LMCS III
Secretary, LMCS IV
Vice President and Treasurer, LMFM
Assistant Secretary, LMRES Hldgs
Secretary, LMRC Properties

Addresses for Items 26(a) and 26(b):

3040692 Nova Scotia Company (“NS”)
44 Chipman Hill, 10th Floor
St. John, New Brunswick E2L 4S6
Canada

The Baltimore Company (“The Baltimore Co”)
100 Light Street
Baltimore, MD 21202

Barrett Associates, Inc. (“Barrett”)
565 Fifth Avenue
New York, NY 10017

Bartlett & Co. (“Bartlett”)
36 East Fourth Street
Cincinnati, OH 45202

BMML, Inc. (“BMML”)
100 Light Street
Baltimore, MD 21202

Brandywine Global Investment Management, LLC (“Brandywine”)
2929 Arch Street, 8th Floor
Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)
36 Robinson House, #18
City House
Singapore

BRE Group, Inc. (“BRE”)
36 East Fourth Street
Cincinnati, OH 45202

Clearbridge Advisors, LLC (“Clear Adv”)
620 Eight Avenue
New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)
620 Eight Avenue
New York, NY 10018

Fairfield Group, Inc. (“FG”)
200 Gibraltor Road
Horsham, PA 19044

Gray Seifert & Co (“GS”)
100 Light Street
Baltimore, MD 21202

Global Currents Investment Management, LLC (“GCIM”)
100 Light Street
Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)
100 Light Street
Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)
44 Chipman Hill, 10th Floor
St. John, New Brunswick E2L 4S6
Canada

Legg Mason Charitable Foundation, Inc. (“LMCF”)
100 Light Street
Baltimore, MD 21202

Legg Mason Fund Adviser, Inc. (“LMFA”)
100 Light Street
Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)
100 Light Street
Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“GAA”)
300 First Stamford Place, 4th Floor
Stamford, CT 06902

Legg Mason, Inc.
100 Light Street
Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)
100 Light Street
Baltimore, MD 21202

Legg Mason International Holdings II, LLC (“LMIH II”)
100 Light Street
Baltimore, MD 21202

Legg Mason International Holdings (Chile), LLC (“LMIH Chile”)
El Regidor No 66
Piso 10
Las Condes, Santiago
Chile

Legg Mason Investment Counsel, LLC (“LMIC”)
100 Light Street
Baltimore, MD 21202

Legg Mason Investor Services, LLC “(LMIS”)
100 Light Street
Baltimore, MD 21202

Legg Mason Marketing Co, LLC (“LM Marketing”)
100 Light Street
Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
399 Park Ave.
New York, NY 10022

Legg Mason Political Action Committee (“LMPAC”)
100 Light Street
Baltimore, MD 21202

Legg Mason Properties, Inc. (“LM Properties”)
5955 Carnegie Boulevard
Suite 200
Charlotte, NC 28209

Legg Mason Real Estate Capital, Inc. (“LMREC”)
10880 Wilshire Blvd., Suite 1750
Los Angeles, CA 90024

Legg Mason Real Estate Capital II, Inc. (“LMREC II”)
10880 Wilshire Blvd., Suite 1750
Los Angeles, CA 90024

Legg Mason Real Estate Investors, Inc. (“LMREI”)
100 Light Street
Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. (“LMCRES”)
100 Light Street
Baltimore, MD 21203

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)
100 Light Street
Baltimore, MD 21202

Legg Mason Technology Services, Inc. (“LMTS”)
100 Light Street
Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)
100 Light Street
Baltimore, MD 21202

Legg Mason Investment Counsel & Trust Company, N.A. (“LMIC”)
100 Light Street
Baltimore, MD 21202

LM BAM, Inc. (“LM BAM”)
46 Public Square, Suite 700
Wilkes Barre, PA 18701

LM Capital Company (“LMCC”)
100 Light Street
Baltimore, MD 21202

LM Capital Support I (“LMCS I”)
100 Light Street
Baltimore, MD 21202

LM Capital Support I (“LMCS II”)
100 Light Street
Baltimore, MD 21202

LM Capital Support I (“LMCS III”)
100 Light Street
Baltimore, MD 21202

LM Capital Support I (“LMCS IV”)
100 Light Street
Baltimore, MD 21202

LM Fund Management (“LMFM”)
100 Light Street
Baltimore, MD 21202

LM Fund Services, Inc. (“LMFunds”)
100 Light Street
Baltimore, MD 21202

LM Holdings, Limited (“LM Holdings”)
155 Bishopsgate
London EC2M 3TY
England

LMRC II, Inc. (“LMRC II”)
100 Light Street
Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)
100 Light Street
Baltimore, MD 21202

LMM LLC (“LMM”)
100 Light Street
Baltimore, MD 21202

LMRES Holdings (“LMRES Hldgs”)
100 Light Street
Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)
900 Third Ave. 28th Floor
New York, NY 10022

Royce & Associates, LLC (“Royce”)
1414 Avenue of the Americas
New York, NY 10019

Smith Barney Fund Management (“SBFM”)
300 First Stamford Place
Stamford, CT 06902

Western Asset Management Company (“WAM”)
385 East Colorado Boulevard
Pasadena, CA 91101

Western Asset Management Company Limited (“WAMCL”)
10 Exchange Square
Primrose Street
London EC2A 2EN
England

Western Asset Management Company Ltd (“WAM Tokyo”)
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)
Level 13
120 Collins Street
GPO Box 507
Melbourne Victoria 3000
Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)
10 Exchange Square
Primrose Street
London EC2A 2EN
England

Western Asset Management Company Pte, Ltd (“WAM Singapore”)
1 George Street, #23-01
Singapore 049145

Item 27.	Principal Underwriters

(a)

Legg Mason Income Trust, Inc.; Legg Mason Investors Trust, Inc.; Legg Mason Growth Trust, Inc.; Legg Mason Special Investment Trust, Inc.; Legg Mason Global Trust, Inc.; Legg Mason Value Trust, Inc.; Legg Mason Light Street Trust, Inc.; Legg Mason Investment Trust, Inc.; Legg Mason Charles Street Trust, Inc.; Western Asset Funds, Inc.; Legg Mason Partners Premium Money Market Trust; Legg Mason Partners Institutional Trust; Legg Mason Partners Money Market Trust; Legg Mason Partners Equity Trust; Legg Mason Partners Variable Equity Trust; Barrett Opportunity Fund, Inc.; Legg Mason Partners Variable Income Trust; Legg Mason Partners Income Trust.

(b)	The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Investor Services, LLC ("LMIS").

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant

David Penn	Managing Director	None

D. Stuart Bowers	Vice President and	None
Director of Operations

W. Talbot Daley	Vice President	None

Mark E. Freemyer 300 First Stamford Pl. Stamford, CT 06902-6732	Vice President	None

David Eikenburg	Vice President	None

Thomas J. Hirschmann	Vice President	None

Joseph LaRocque	Vice President	None

Michael P. McAllister	Vice President	None

Theresa P. McGuire	Vice President, Chief Financial Officer and Treasurer	None

Joel R. Sauber 300 First Stamford Pl. Stamford, CT 06902-6732	Vice President	None

Kenneth D. Cieprisz	Chief Compliance Officer	None
399 Park Avenue, 4th Floor
New York, NY 10022

Joseph M. Furey	General Counsel and Secretary	None

Erin L. Clark	Assistant Secretary	None

Theresa M. Silberzahn	Financial Reporting Officer	None

Elizabeth Craig	AML Compliance Officer	None

*	All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

(c)	The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.	Location of Accounts and Records

	State Street Bank and Trust Company		Legg Mason Fund Adviser, Inc.
	P. O. Box 1713	and	100 Light Street
	Boston, Massachusetts 02105		Baltimore, Maryland 21202

Item 29.	Management Services

None

Item 30.	Undertakings

None

SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Tax-Free Income Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 26th day of November, 2008.

LEGG MASON TAX-FREE INCOME FUND

By:	/s/ Mark R. Fetting
Mark R. Fetting
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John F. Curley*	Chairman and Director	November 26, 2008
John F. Curley, Jr.

/s/ Mark R. Fetting	President (Principal Executive	November 26, 2008
Mark R. Fetting	Officer) and Director

/s/ Ruby P. Hearn*	Director	November 26, 2008
Ruby P. Hearn

/s/ Arnold L. Lehman*	Director	November 26, 2008
Arnold L. Lehman

/s/ Robin J.W. Masters*	Director	November 26, 2008
Robin J.W. Masters

/s/ Jill E. McGovern*	Director	November 26, 2008
Jill E. McGovern

/s/ Arthur S. Mehlman*	Director	November 26, 2008
Arthur S. Mehlman

/s/ G. Peter O’Brien*	Director	November 26, 2008
G. Peter O’Brien

/s/ S. Ford Rowan*	Director	November 26, 2008
S. Ford Rowan

/s/ Robert M. Tarola*	Director	November 26, 2008
Robert M. Tarola

/s/ Marie K. Karpinski	Vice President and	November 26, 2008
Marie K. Karpinski	Chief Financial Officer
(Principal Financial and Accounting Officer)

*	Signatures affixed by Richard M. Wachterman pursuant to a Power of Attorney dated November 11, 2004, a copy of which is filed herewith.

POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies’ Registration Statements on Form N-1A):

LEGG MASON INCOME TRUST, INC.	LEGG MASON CHARLES STREET TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.	LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND	LEGG MASON INVESTORS TRUST, INC.
LEGG MASON GROWTH TRUST, INC.	LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON VALUE TRUST, INC.	LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, MARIE K. KARPINSKI, RICHARD M. WACHTERMAN, GREGORY T. MERZ, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE	DATE

/s/ John F. Curley, Jr.	May 23, 2007
John F. Curley, Jr.

/s/ Mark R. Fetting	May 23, 2007
Mark R. Fetting

/s/ Ruby P. Hearn	May 23, 2007
Ruby P. Hearn

/s/ Arnold L. Lehman	May 23, 2007
Arnold L. Lehman

/s/ Robin J.W. Masters	May 23, 2007
Robin J.W. Masters

/s/ Jill E. McGovern	May 23, 2007
Jill E. McGovern

/s/ Arthur S. Mehlman	May 23, 2007
Arthur S. Mehlman

/s/ Jennifer W. Murphy	May 23, 2007
Jennifer W. Murphy

/s/ G. Peter O’Brien	May 23, 2007
G. Peter O’Brien

/s/ S. Ford Rowan	May 23, 2007
S. Ford Rowan

/s/ Robert M. Tarola	May 23, 2007
Robert M. Tarola

Legg Mason Tax-Free Income Fund

Exhibit Index

Exhibit (m)(iii)	Amendment to Amended Primary Class Distribution Plan

Exhibit (m)(iv)	Form of Class C Distribution Plan pursuant to Rule 12b-1

Exhibit (m)(v)	Form of Financial Intermediary Class Distribution Plan pursuant to Rule 12b-1

Exhibit (n)(i)	Form of Multiple Class Plan pursuant to Rule 18f-3